ANNUAL REPORT
--------------------------------------------------------------------------------


                                [GRAPHIC OMITTED]


                                    Financial
                                 Industries Fund

                                OCTOBER 31, 1998

                            [LOGO] JOHN HANCOCK FUNDS
                                   A Global Investment Management Firm

                    -----------------------------------------

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                               DENNIS S. ARONOWITZ
                            RICHARD P. CHAPMAN, JR.*
                               WILLIAM J. COSGROVE
                                DOUGLAS M. COSTLE
                                LELAND O. ERDAHL
                               RICHARD A. FARRELL
                                 GAIL D. FOSLER
                                WILLIAM F. GLAVIN
                                 ANNE C. HODSDON
                                DR. JOHN A. MOORE
                              PATTI MCGILL PETERSON
                                 JOHN W. PRATT*
                               RICHARD S. SCIPIONE
                               EDWARD J. SPELLMAN*
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                                  President and
                             Chief Operating Officer
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                      Vice President and Compliance Officer

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                              INDEPENDENT AUDITORS
                           PRICEWATERHOUSECOOPERS LLP
                               160 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110

                    -----------------------------------------

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

An often-used analogy for stock market performance over the short term is a roller coaster. That is because, while long-term history suggests the market's general direction is up, its swings over the short term can be dramatic and, at times, violent. This year, the market has given us several stark examples of this phenomenon. From the new highs set in mid-July, the major indices plunged by 19% through the end of August. It was the worst such fall since 1990. For the first time in a number of years, some bonds and bond mutual funds outperformed stocks and stock mutual funds. Seeking safety in a world of global economic uncertainties, investors everywhere converged on U.S. Treasury bonds and pushed their yields to historic lows.

Then in early October, the market staged a remarkable rebound that was sparked by the Federal Reserve's two cuts in interest rates. The major indices regained all their previously lost ground and the S&P 500 Stock Index ended October actually up by 15% year-to-date.

--------------------------------------------------------------------------------
[A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

   Investors have been understandably shaken by these dramatic twists and turns, but we are pleased to report that most individual investors did not panic, and we hope that means they've taken our words to heart. Over the long term, markets do not move up or down in a straight line. That's why after watching the market charge ahead almost uninterrupted for so many years, we have been striking a more cautionary stance in this space over the last several months.

   Analysts are still pondering the implications of global turmoil and the potential for slower U.S. economic and corporate earnings growth. While we don't make a practice of opining on what the market will do next, we continue to believe it would be wise for investors to set more realistic expectations. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

   There is no doubt, however, that the market's heightened volatility and recent dramatic moves have been cause for concern. In these uncertain times, it becomes even harder to remember to "stay the course" and stick to your long-term investment plan. But this remains the essential tenet of successful investing. Now could also be a good time to review your asset allocation with your investment professional, keeping in mind that the last six months' divergence in performance of stocks and high-quality bonds is a perfect example of why all your eggs shouldn't be in one basket.

Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

              BY JAMES K. SCHMIDT, CFA, MANAGEMENT TEAM LEADER AND
                       THOMAS FINUCANE AND THOMAS GOGGINS,
                               PORTFOLIO MANAGERS

                                  John Hancock
                            Financial Industries Fund

      Market volatility increases with global strife; financial stocks lag

Volatility was the watchword of the last 12 months, as the stock market reacted to growing global economic uncertainty. At first, the market moved mostly higher from the start of the Fund's fiscal year last November, reaching a record peak in July before a new wave of emerging-market currency troubles brought stocks back down to earth. Financial stocks, which have led the market's advance over the last several years, fell behind in 1998 as fears grew that the U.S. economy would slow. The biggest culprit was escalating overseas turmoil, marked by currency devaluations and slowing Asian and Latin American economies. The troubles peaked in August with Russia's debt default and currency devaluation. Stock markets around the world fell in response, and investors in droves sought the safety of Treasury bonds. Especially hurt were the large money-center banks and investment brokerage firms that had lending and trading exposure to emerging markets. The ensuing failure of several prominent hedge funds compounded the problems. By the end of the summer, the entire financial sector had been tainted, including regional banks, savings and loans and retail brokerage firms, all of which had no direct overseas exposure. In October, however, the market turned up again after the

"Financial stocks... fell behind in 1998 as fears grew that the U.S. economy would slow."

--------------------------------------------------------------------------------
[A 3 1/2" x 2 1/2" photo at bottom right side of page of John Hancock Financial Industries Fund. Caption below reads "Fund management team members. Standing (l-r): "Jay McKelvey, Tom Goggins and Tom Finucane. Seated (l-r): Lisa Welch, Jim Schmidt and Patricia Ouimet."]
--------------------------------------------------------------------------------

================================================================================

                 John Hancock Funds - Financial Industries Fund

"The banking and insurance areas account for approximately 55% of the Fund's net assets."


--------------------------------------------------------------------------------
[Table at top left hand column entitled "Top Five Common Stock Holdings." The first listing is Fannie Mae 2.6%, the second is Progressive Corp. 2.4%, the third Citigroup 2.2%, the fourth Norwest Corp. 2.0% and the fifth General Re Corp. 1.9%. A note below the table reads "As a percentage of net assets on October 31, 1998."]
--------------------------------------------------------------------------------

Federal Reserve cut short-term interest rates twice in order to avert a recession. Even with the rebound, financial stocks wound up lagging the overall market. For the year ended October 31, 1998, the broad market, as measured by the Standard & Poor's 500 Stock Index managed to post a gain of 22% despite the volatility. In the same period, the Standard & Poor's Financial Index, a proxy for the financial services sector's performance, returned 9.7%.

Performance and strategy review

For the year ended October 31, 1998, John Hancock Financial Industries Fund's Class A and Class B shares posted total returns of 4.66% and 3.95%, respectively, at net asset value. That compared to the 6.26% return of the average financial services fund, according to Lipper Analytical Services, Inc.1 Keep in mind that your net asset value return will be different from the Fund's stated performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Historical performance information can be found on pages seven and eight.

   The Fund invests across the broad range of financial services sub-sectors, targeting companies with both solid fundamentals and the potential to benefit from the consolidation that we expect in the industry. Since the beginning of 1998, nine of our holdings, predominantly insurers and securities brokers, have announced agreements to be acquired.

   The banking and insurance areas account for approximately 55% of the Fund's net assets. We are especially interested in regional banks with between $10 billion and $30 billion in assets, because we believe that merger activity will be most intense in this size range over the next several years. Our regional banks have generally had good earnings results, with a median gain of 11% in operating earnings over the first nine months of 1998. Given these results and the relatively low risk profile of most of these banks, as they have no loans to Russia or the Pacific Rim nations, it is disappointing to us that almost all of their stocks have lagged the market return this year. This has resulted in an unusually attractive price-earnings ratio, which is only 65% of that of the market.

Insurance mixed; REITs lag

Our insurance holdings produced varied results. During the summer we scored huge gains with our holdings in General Re Corp., which was purchased by Warren Buffet's Berkshire Hathaway, Inc., and SunAmerica, which merged with American International Group. However, our financial guarantor companies were sidetracked by the offshore turmoil, and property and casualty companies, as always exposed to the

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Progressive Corp. followed by an up arrow with the phrase "Outstanding earnings in a somewhat stagnant industry." The second listing is Allied Irish Banks followed by an up arrow with the phrase "Rapid growth in Irish economy fuels profit gains." The third listing is Equity Office Properties followed by a down arrow with the phrase " `REIT' disease hits stock, despite favorable office markets." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

================================================================================

                 John Hancock Funds - Financial Industries Fund

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended October 31, 1998." The chart is scaled in increments of 1% with 0% at the bottom and 7% at the top. The first bar represents the 4.66% Total return for John Hancock Financial Industries Fund Class A. The second bar represents the 3.95% total return for John Hancock Financial Industries Fund Class B. The third bar represents the 6.26% total return for Average financial services fund. A note below the chart reads "Total returns for John Hancock Financial Industries Fund are at net asset value with all distributions reinvested. The average financial services fund is tracked by Lipper Analytical Services, Inc. See pages seven and eight for historical performance information."]
--------------------------------------------------------------------------------

randomness of nature, suffered unusually high catastrophe losses while continuing to experience pricing pressures. One exception was auto insurer Progressive Corp., whose stock rose on a strong third-quarter earnings report. As a specialized auto underwriter, Progressive has more pricing flexibility than most insurers.

   Real estate investment trusts (REITs) have had a disappointing year. We felt that the income from real estate, particularly office space, would rise substantially this year due to tight conditions in the rental market. While this has indeed happened, the stocks of REITs have not performed nearly as well as the underlying assets. We feel the managers of many REITs have proven to be more knowledgeable about real estate than about representing shareholder interests in a public company. As shareholders, we need to pressure them more to use excess capital to repurchase stock rather than pursuing un-economic property acquisitions.

Deregulation update

We believe that it is inevitable that financial reform legislation will eventually be enacted in the U.S. to allow cross-ownership between banks, insurance underwriters and securities brokers. This will help financial stocks generally by promoting consolidation between these various sectors. A landmark bill designated H.R. 10 passed the House of Representatives and the Senate Banking Committee this year, but Congress recessed before it could be brought successfully to a vote on the Senate floor. Although we expect the legislation to be reintroduced next year, its outlook is clouded by the unexpected defeat of Senate Banking Committee Chairman Alfonse D'Amato in the November elections. While the new Chairman, Phil Gramm, favors reform, we don't know the exact form of legislation he will propose and how broad its appeal will be.

Europe holdings grow

Throughout the year, we added to our position in European banks. We think that they will benefit from the introduction, in January of 1999, of a common currency (the euro) among the 11 member nations in the European Monetary Union. We believe that, like interstate banking deregulation in the U.S., the euro will serve as a major catalyst for consolidation and creation of pan-European banks. Because the European banks are years behind their U.S. counterparts in terms of realizing the benefits of restructuring, the opportunity for gains in the future is commensurately greater.

   We are fortunate that in our quest for solid European investments we are able to take advantage of a strategic alliance that we have formed

"Throughout the year, we added to our position in European banks."

================================================================================

                 John Hancock Funds - Financial Industries Fund

"...there are a number of reasons for having a positive outlook."

with Credit Agricole -- France's largest bank which is also among the ten largest banks in the world -- and its investment advisory arm, Indocam International Investment Services. Through this relationship, which includes regular visits and weekly conference calls, we are able to tap the research and expertise of on-Continent multilingual economists and banking analysts. In fact, by the end of October, nearly 10% of the Fund's net assets were invested in European financial institutions, with emphasis on Germany, Ireland, the U.K. and the Netherlands.

A look ahead

Despite the more modest returns of financial stocks this year, there are a number of reasons for having a positive outlook. In our view, the Federal Reserve's latest moves -- lowering interest rates and easing the money supply -- will help the United States and the rest of the developed world to maintain economic growth in 1999. Our stocks should also benefit from low levels of valuation and from earnings growth that will in most cases exceed the low single digit growth we are expecting for the S&P 500 companies. We eventually expect financial reform legislation, resulting in a host of new opportunities for mergers and acquisitions as well as improved efficiency. We feel that the benefits from restructuring in the U.S., as well as in Europe, will work in our favor for years to come.

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in acounting standards and financial reporting. Sector investing is subject to greater risks than the market as a whole.

(1) Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

                 John Hancock Funds - Financial Industries Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Financial Industries Fund. Total return measures the change in value of an investment fromthe beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus for risks associated with industry segment investing before you invest or send money.

--------------------------------------------------------------------------------
 CLASS A
--------------------------------------------------------------------------------

For the period ended September 30, 1998
                                                                      SINCE
                                                        ONE         INCEPTION
                                                        YEAR        (3/14/96)
                                                     ----------    -----------
Cumulative Total Returns                              (10.32%)        64.26%
Average Annual Total Returns(1)                       (10.32%)        21.50%

--------------------------------------------------------------------------------
 CLASS B
--------------------------------------------------------------------------------

For the period ended September 30, 1998
                                                                      SINCE
                                                        ONE         INCEPTION
                                                        YEAR        (1/14/97)
                                                     ----------    -----------
Cumulative Total Returns                              (10.92%)        15.84%
Average Annual Total Returns(1)                       (10.92%)         8.98%

Notes to Performance

(1) Prior to November 1, 1997, the Adviser had agreed to limit the Fund's expenses to 0.90% for Class A and Class B shares of the Fund's average net asset value, including the management fee (but not including a 12b-1 fee). Without the limitation of expenses, the average annualized returns for the one-year period and since inception for Class A shares would have been (10.34%) and 19.94%, respectively. The average annualized returns for the one-year period and since inception for Class B shares would have been (10.94%) and 8.86%, respectively.

================================================================================

                 John Hancock Funds - Financial Industries Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Financial Industries Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index. The Standard & Poor's 500 Stock Index is an unmanaged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance. Past performance is not indicative of future results.

Line chart with the heading John Hancock Financial Industries Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Financial Industries Fund on March 14, 1996, before sales charge, and is equal to $18,630 as of October 31, 1998. The second line represents the Standard & Poor's Stock Index and is equal to $18,011 as of October 31, 1998. The third line represents the value of the same hypothetical investment made in the John Hancock Financial Industries Fund, after sales charge, and is equal to $17,693 as of October 31, 1998.

Line chart with the heading John Hancock Financial Industries Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Standard & Poor's 500 Stock Index and is equal to $15,289 as of October 31, 1998. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock International Fund on January 14, 1997, before sales charge, and is equal to $12,896 as of October 31, 1998. The third line represents the value of the same hypothetical investment made in the John Hancock Financial Industries Fund, after sales charge, and is equal to $12,496 as of October 31, 1998.
--------------------------------------------------------------------------------

==============================FINANCIAL STATEMENTS==============================

                 John Hancock Funds - Financial Industries Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 1998. You'll also find the net asset value for each share as of that date.

Statement of Assets and Liabilities
October 31, 1998
--------------------------------------------------------------------------------
Assets:
  Investments at value - Note C:
   Common stocks (cost - $3,200,991,141)  .................      $3,202,968,868
   Preferred stocks (cost - $1,500,499) ...................           1,791,450
   Joint repurchase agreement (cost - $81,838,000) ........          81,838,000
   Short-term notes (cost - $187,338,378) .................         187,139,858
   Corporate savings account ..............................                 691
                                                                ---------------
                                                                  3,473,738,867
  Foreign cash, at value (cost $657,226)  .................             657,857
  Receivable for investments sold .........................           5,614,367
  Receivable for shares sold ..............................           5,322,681
  Dividends receivable ....................................           5,056,997
  Interest receivable .....................................           3,189,842
  Foreign tax receivable ..................................             238,713
  Deferred organization expenses - Note A .................              12,127
  Other assets ............................................               6,882
                                                                ---------------
                    Total Assets ..........................       3,493,838,333
                    -----------------------------------------------------------
Liabilities:
  Payable for investments purchased .......................          22,869,220
  Payable for shares repurchased ..........................           2,290,410
  Payable to John Hancock Advisers, Inc.
   and affiliates - Note B ................................           3,140,248
  Accounts payable and accrued expenses ...................             935,457
                                                                ---------------
                    Total Liabilities .....................          29,235,335
                    -----------------------------------------------------------
Net Assets:
  Capital paid-in .........................................       3,463,245,239
  Accumulated net realized loss on investments and
   foreign currency transactions ..........................         (14,119,364)
  Net unrealized appreciation of investments and
   foreign currency transactions ..........................           2,088,080
  Undistributed net investment income .....................          13,389,043
                                                                ---------------
                    Net Assets ............................      $3,464,602,998
                    ===========================================================
Net Asset Value Per Share:
  (Based on net asset value and shares of beneficial
    interest outstanding -  unlimited number of shares
    authorized with no par value)
  Class A - $861,582,065 / 58,205,016 .....................              $14.80
  =============================================================================
  Class B - $2,603,020,933 / 177,077,650 ..................              $14.70
  =============================================================================
Maximum Offering Price Per Share*
  Class A - ($14.80 x 105.26%) ............................              $15.58
  =============================================================================
* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended October 31, 1998
--------------------------------------------------------------------------------
Investment Income:
  Dividends (net of foreign withholding taxes
   of $947,938) ...........................................         $55,342,635
  Interest ................................................          17,433,116
                                                                ---------------
                                                                     72,775,751
                                                                ---------------
  Expenses:
   Investment management fee - Note B .....................          24,120,423
   Distribution and service fee - Note B
     Class A ..............................................           2,608,289
     Class B ..............................................          23,132,935
   Transfer agent fee - Note B ............................           7,257,012
   Registration and filing fees ...........................             921,187
   Custodian fee ..........................................             566,050
   Financial services fee - Note B ........................             521,376
   Printing ...............................................             203,084
   Miscellaneous ..........................................             152,071
   Trustees' fees .........................................             133,707
   Legal fees .............................................              34,368
   Auditing fee ...........................................              27,998
   Organization expenses - Note A .........................               5,022
                                                                ---------------
                    Total Expenses ........................          59,683,522
                    -----------------------------------------------------------
                    Net Investment Income .................          13,092,229
                    -----------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions:
  Net realized loss on investments sold ...................          (9,435,813)
  Net realized loss on foreign currency transactions ......            (612,054)
  Change in net unrealized appreciation/depreciation
   of investments .........................................        (159,148,411)
  Change in net unrealized appreciation/depreciation of
   foreign currency transactions ..........................              26,817
                                                                ---------------
                    Net Realized and Unrealized
                    Loss on Investments and
                    Foreign Currency Transactions .........        (169,169,461)
                    -----------------------------------------------------------
                    Net Decrease in Net Assets
                    Resulting from Operations .............       ($156,077,232)
                    ===========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                 John Hancock Funds - Financial Industries Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                      YEAR ENDED OCTOBER 31,
                                                                                               ----------------------------------
                                                                                                     1997               1998
                                                                                               ---------------    ---------------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment income .................................................................          $3,491,693        $13,092,229
   Net realized gain (loss) on investments sold and foreign
     currency transactions ...............................................................           1,555,050        (10,047,867)
   Change in net unrealized appreciation/depreciation of
     investments and foreign currency transactions .......................................         161,081,288       (159,121,594)
                                                                                               ---------------    ---------------
     Net Increase (Decrease) in Net Assets Resulting from
       Operations ........................................................................         166,128,031       (156,077,232)
                                                                                               ---------------    ---------------
Distributions to Shareholders:
   Distributions from net investment income
     Class A - ($0.0283 and $0.1117 per share, respectively) .............................              (2,341)        (3,725,901)
     Class B** - (none and $0.0250 per share, respectively) ..............................                  --         (2,632,181)
   Distributions from net realized gain on investments sold
     Class A - ($0.6466 and $0.0166 per share, respectively) .............................             (53,523)          (552,197)
     Class B** - (none and $0.0166 per share, respectively) ..............................                  --         (1,743,894)
                                                                                               ---------------    ---------------
     Total Distributions to Shareholders .................................................             (55,864)        (8,654,173)
                                                                                               ---------------    ---------------
From Fund Share Transactions - Net:* .....................................................       1,558,677,052      1,903,689,892
                                                                                               ---------------    ---------------
Net Assets:
   Beginning of period ...................................................................             895,292      1,725,644,511
                                                                                               ---------------    ---------------
   End of period (including undistributed net investment income
     of $3,515,792 and $13,389,043, respectively) ........................................      $1,725,644,511     $3,464,602,998
                                                                                               ===============    ===============

*Analysis of Fund Share Transactions:

                                                                                   YEAR ENDED OCTOBER 31,
                                                         ------------------------------------------------------------------------
                                                                        1997                                 1998
                                                         ----------------------------------    ----------------------------------
                                                             SHARES             AMOUNT             SHARES             AMOUNT
                                                         ---------------    ---------------    ---------------    ---------------
CLASS A
   Shares sold ......................................         31,103,168       $400,561,297         55,765,091       $897,314,850
   Shares reinvested ................................              1,495             16,558            212,459          3,216,372
                                                         ---------------    ---------------    ---------------    ---------------
                                                              31,104,663        400,577,855         55,977,550        900,531,222
   Less shares repurchased ..........................         (1,970,382)       (25,782,509)       (26,987,952)      (385,136,154)
                                                         ---------------    ---------------    ---------------    ---------------
   Net increase .....................................         29,134,281       $374,795,346         28,989,598       $515,395,068
                                                         ===============    ===============    ===============    ===============
CLASS B**
   Shares sold ......................................         94,841,897     $1,217,437,825        107,496,787     $1,727,338,249
   Shares reinvested ................................                 --                 --            161,856          2,448,654
                                                         ---------------    ---------------    ---------------    ---------------
                                                              94,841,897      1,217,437,825        107,658,643      1,729,786,903
   Less shares repurchased ..........................         (2,549,195)       (33,556,119)       (22,873,695)      (341,492,079)
                                                         ---------------    ---------------    ---------------    ---------------
   Net increase .....................................         92,292,702     $1,183,881,706         84,784,948     $1,388,294,824
                                                         ===============    ===============    ===============    ===============

** Class B shares commenced operations on January 14, 1997.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                 John Hancock Funds - Financial Industries Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                         YEAR ENDED OCTOBER 31,
                                                                             -------------------------------------------
                                                                                1996              1997           1998
                                                                             ----------        ----------     ----------
CLASS A(1)
Per Share Operating Performance
  Net Asset Value, Beginning of Period ...................................        $8.50            $11.03         $14.26
                                                                             ----------        ----------     ----------
  Net Investment Income (2) ..............................................         0.02              0.14           0.15
  Net Realized and Unrealized Gain on Investments ........................         2.51              3.77           0.52(8)
                                                                             ----------        ----------     ----------
   Total from Investment Operations ......................................         2.53              3.91           0.67
                                                                             ----------        ----------     ----------
Less Distributions:
  Dividends from Net Investment Income ...................................           --             (0.03)         (0.11)
  Distributions from Net Realized Gains on Investments Sold ..............           --             (0.65)         (0.02)
                                                                             ----------        ----------     ----------
   Total Distributions ...................................................           --             (0.68)         (0.13)
                                                                             ----------        ----------     ----------
  Net Asset Value, End of Period .........................................       $11.03            $14.26         $14.80
                                                                             ==========        ==========     ==========

  Total Investment Return at Net Asset Value (3) .........................        29.76%(6)         37.19%          4.66%
  Total Adjusted Investment Return at Net Asset Value (3,4) ..............        26.04%(6)         36.92%            --

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ...............................         $895          $416,698       $861,582
  Ratio of Expenses to Average Net Assets ................................         1.20%(7)          1.20%          1.37%
  Ratio of Adjusted Expenses to Average Net Assets (5) ...................         7.07%(7)          1.47%            --
  Ratio of Net Investment Income to Average Net Assets ...................         0.37%(7)          1.10%          0.92%
  Ratio of Adjusted Net Investment Income (Loss) to Average
    Net Assets (5) .......................................................        (5.50%)(7)         0.83%            --
  Portfolio Turnover Rate ................................................           31%                6%            30%
  Fee Reduction Per Share (2) ............................................        $0.38             $0.03             --

The Financial Highlights summarizes the impact of the following factors on a single share for each period indi cated: the net investment income, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important rela tionships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                 John Hancock Funds - Financial Industries Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                          YEAR ENDED OCTOBER 31,
                                                                      -----------------------------
                                                                          1997              1998
                                                                      -----------       -----------
CLASS B(1)
Per Share Operating Performance
  Net Asset Value, Beginning of Period ............................        $11.43            $14.18
                                                                      -----------       -----------
  Net Investment Income (2) .......................................          0.04              0.03
  Net Realized and Unrealized Gain on Investments .................          2.71              0.54(8)
                                                                      -----------       -----------
   Total from Investment Operations ...............................          2.75              0.57
                                                                      -----------       -----------
Less Distributions:
  Dividends from Net Investment Income ............................            --             (0.03)
  Distributions from Net Realized Gains on Investments Sold .......            --             (0.02)
                                                                      -----------       -----------
   Total Distributions ............................................            --             (0.05)
                                                                      -----------       -----------
  Net Asset Value, End of Period ..................................        $14.18            $14.70
                                                                      ===========       ===========
  Total Investment Return at Net Asset Value (3) ..................         24.06%(6)          3.95%
  Total Adjusted Investment Return at Net Asset Value (3,4) .......         23.85%(6)            --

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ........................    $1,308,946        $2,603,021
  Ratio of Expenses to Average Net Assets .........................          1.90%(7)          2.07%
  Ratio of Adjusted Expenses to Average Net Assets (5) ............          2.17%(7)            --
  Ratio of Net Investment Income to Average Net Assets ............          0.40%(7)          0.22%
  Ratio of Adjusted Net Investment Income to Average
    Net Assets (5) ................................................          0.13%(7)            --
  Portfolio Turnover Rate .........................................             6%               30%
  Fee Reduction Per Share (2) .....................................         $0.03                --

(1) Class A and Class B shares commenced operations on March 14, 1996 and January 14, 1997, respectively.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Unreimbursed, without fee reduction.
(6) Not annualized.
(7) Annualized.
(8) Amount shown for a share outstanding does not correspond with aggregate net gain (loss) on investments for the period ended, due to the timing of sales and repurchases of the Fund shares in relation to fluctuating market values of the investments of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                 John Hancock Funds - Financial Industries Fund

Schedule of Investments
October 31, 1998
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Financial Industries Fund on October 31, 1998. It's divided into three main categories: common stocks, preferred stocks and short-term investments. The common and preferred stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        MARKET
ISSUER, DESCRIPTION                              NUMBER OF SHARES        VALUE
-------------------                              ----------------        -----

COMMON STOCKS
Banks - Foreign (8.60%)
    Abbey National PLC (United Kingdom) ....          230,000         $4,475,800
    ABN Amro Holding NV, American
       Depositary Receipts (ADR)
       (Netherlands) .......................          246,975          4,738,833
    Allied Irish Banks PLC, (ADR) (Ireland)           417,450         36,239,878
    Anglo Irish Bank Corp., PLC (Ireland) ..          535,000          1,299,141
    Australia & New Zealand Banking Group
       Ltd. (ADR) (Australia) ..............          165,000          4,702,500
    Banco Bilbao Vizcaya, S.A. (ADR)
       (Spain) .............................          550,000          7,631,250
    Bank of Scotland (United Kingdom) ......        1,540,509         16,743,484
    Bayerische Vereinsbank  AG (Germany) ...          315,000         25,010,906
    Banca Popolare di Brescia (Italy) ......          550,000         12,959,320
    Corporacion Bancaria de Espana  S.A
       (ADR) (Spain) .......................          450,200         19,696,250
    Dresdner Bank  AG (Germany) ............          170,000          6,620,667
    HSBC Holdings, PLC (United Kingdom) ....          285,000          6,491,132
    ING Groep NV (ADR) (Netherlands) .......          767,573         37,898,917
    Lloyds TSB Group, PLC (United Kingdom) .          100,000          1,235,090
    Merita  PLC (Finland) ..................          420,000          2,250,696
    National Westminster Bank, PLC
       (United Kingdom) ....................        1,135,000         19,178,890
    Nordbanken Holding AB (Sweden) .........          395,000          2,364,905
    Royal Bank of Canada (Canada) ..........          669,900         30,815,400
    Royal Bank of Scotland Group, PLC
       (United Kingdom) ....................          785,000         10,411,926
    Societe Generale (France) ..............           96,000         12,697,786
    Svenska Handelsbanken (Sweden) .........          425,000         17,860,413
    Toronto-Dominion Bank (Canada) .........          555,200         16,656,000
                                                                  --------------
                                                                     297,979,184
                                                                  --------------
 Banks - Midwest (2.80%)
    BancFirst Ohio Corp. ...................          133,800         $3,980,550
    Community First Bankshares, Inc. .......          426,000          8,466,750
    Firstar Corp. ..........................           56,000          3,178,000
    Star Banc Corp. ........................          759,900         57,467,438
    TCF Financial Corp. ....................        1,014,276         23,898,878
                                                                  --------------
                                                                      96,991,616
                                                                  --------------
 Banks - Money Center (4.33%)
    Bankers Trust New York Corp. ...........          384,600         24,157,687
    Chase Manhattan Corp. ..................          886,100         50,341,556
    Citigroup, Inc. ........................        1,609,371         75,741,023
                                                                  --------------
                                                                     150,240,266
                                                                  --------------
 Banks - Northeast (1.89%)
    FNB Rochester Corp. ....................           34,250            588,672
    State Street Corp. .....................          646,500         40,325,438
    U.S. Trust Corp. .......................          366,200         23,322,363
    Vermont Financial Services Corp. .......           60,500          1,368,813
                                                                  --------------
                                                                      65,605,286
                                                                  --------------
 Banks - Southeast (1.47%)
    CCB Financial Corp. ....................          403,314         21,224,399
    First Tennessee National Corp. .........          655,400         20,767,987
    Regions Financial Corp. ................          240,260          8,889,620
                                                                  --------------
                                                                      50,882,006
                                                                  --------------
 Banks - Southwest (0.38%)
    Bank United Corp. (Class A) ............          216,300          8,618,214
    Southwest Bancorp. of Texas, Inc.* .....          290,000          4,440,625
                                                                  --------------
                                                                      13,058,839
                                                                  --------------
Banks - Super Regional (7.30%)
    BankAmerica Corp. ......................          449,300         25,806,669
    BankBoston Corp. .......................          986,600         36,319,212
    Bank One Corp. .........................          956,262         46,737,305
    First Union Corp. ......................          178,998         10,381,884
    KeyCorp ................................        1,053,775         31,942,555
    National City Corp. ....................          525,000         33,764,063
    Norwest Corp. ..........................        1,824,500         67,848,594
                                                                  --------------
                                                                     252,800,282
                                                                  --------------
Banks - West (1.01%)
    City National Corp. ....................          482,287         16,488,187
    Greater Bay Bancorp ....................          111,966          3,582,912

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                 John Hancock Funds - Financial Industries Fund

                                                                        MARKET
ISSUER, DESCRIPTION                              NUMBER OF SHARES        VALUE
-------------------                              ----------------        -----

Banks - West (continued)
    SJNB Financial Corp. ...................           55,000         $1,478,125
    West Coast Bancorp .....................          125,056          2,297,899
    Westamerica Bancorp ....................          339,571         11,290,736
                                                                  --------------
                                                                      35,137,859
                                                                  --------------
Broker Services (6.39%)
    Dain Rauscher Corp. ....................          352,300         11,978,200
    Edwards (A.G.), Inc. ...................        1,340,000         46,313,750
    EVEREN Capital Corp. ...................          780,400         15,900,650
    Freedom Securities Corp. ...............          270,000          3,678,750
    Interstate/Johnson Lane, Inc. ..........          107,300          3,286,062
    Legg Mason, Inc. .......................        1,403,800         37,288,438
    Lehman Brothers Holdings, Inc. .........          202,200          7,670,962
    Merrill Lynch & Co., Inc. ..............          155,000          9,183,750
    Morgan Keegan, Inc. ....................          436,650          8,132,606
    Morgan Stanley Dean Witter & Co. .......          882,600         57,148,350
    Paine Webber Group, Inc. ...............          130,000          4,346,875
    Ragen Mackenzie Group, Inc.* ...........          110,000          1,320,000
    Raymond James Financial, Inc. ..........          658,550         15,105,491
                                                                  --------------
                                                                     221,353,884
                                                                  --------------
Business Services (0.76%)
    First Data Corp. .......................          994,400         26,351,600
                                                                  --------------
Computer - Services (2.48%)
    BISYS Group, Inc. (The)* ...............          598,700         26,193,125
    E*TRADE Group, Inc.* ...................          180,000          3,240,000
    Fiserv, Inc.* ..........................        1,214,050         56,453,325
                                                                  --------------
                                                                      85,886,450
                                                                  --------------
Finance - Consumer Loans (6.75%)
    American Express Co. ...................          680,650         60,152,444
    AmeriCredit Corp.* .....................          750,000         10,031,250
    AMRESCO, Inc.* .........................          627,500          4,353,281
    Associates First Capital Corp.
      (Class A) ............................          863,000         60,841,500
    Capital One Financial Corp. ............           54,900          5,586,075
    Household International, Inc. ..........        1,708,984         62,484,728
    MBNA Corp. .............................          986,063         22,494,551
    Providian Financial Corp. ..............          100,000          7,937,500
                                                                  --------------
                                                                     233,881,329
                                                                  --------------
Finance - Investment Management (4.36%)
    Amvescap, PLC (ADR) (United Kingdom) ...          685,000         25,088,125
    Conning Corp. ..........................          185,000          2,728,750
    Federated Investors, Inc. (Class B)* ...          567,500         10,179,531
    Franklin Resources, Inc. ...............          852,200         32,223,812
    Investors Group, Inc. (Canada) .........          475,000          6,785,897
    John Nuveen Co. (The) (Class A) ........          150,800          5,259,150
    Kansas City Southern Industries, Inc. ..          200,000          7,725,000
    Liberty Financial Cos., Inc. ...........          234,500          5,891,812
    Price (T. Rowe) Associates, Inc. .......        1,190,900         42,351,381
    Waddell & Reed Financial, Inc.
      (Class A) ............................          612,200         12,817,938
                                                                  --------------
                                                                     151,051,396
                                                                  --------------
Finance - Savings & Loan (0.69%)
    Astoria Financial Corp. ................           20,000            860,000
    InterWest Bancorp., Inc. ...............          148,700          3,949,844
    Washington Mutual, Inc. ................          507,750         19,008,891
                                                                  --------------
                                                                      23,818,735
                                                                  --------------
Finance - SBIC & Commercial (1.36%)
    CIT Group, Inc. (The) (Class A) ........          654,500         17,876,031
    Comdisco, Inc. .........................          155,000          2,392,812
    Financial Federal Corp.* ...............          109,600          2,555,050
    FINOVA Group, Inc. (The) ...............          253,000         12,333,750
    Heller Financial, Inc.* ................          497,500         11,940,000
                                                                  --------------
                                                                      47,097,643
                                                                  --------------
Insurance - Accident & Health (0.83%)
    Provident Cos., Inc. ...................          987,500         28,699,219
                                                                  --------------
Insurance - Brokers (1.30%)
    Marsh & McLennan Cos., Inc. ............          809,800         44,943,900
                                                                  --------------
Insurance - Diversified (2.15%)
    Aetna, Inc. ............................          310,000         23,133,750
    Equitable Cos., Inc. (The) .............          465,000         22,785,000
    Transamerica Corp. .....................          275,000         28,600,000
                                                                  --------------
                                                                      74,518,750
                                                                  --------------
Insurance - Life (4.36%)
    AmerUs Life Holdings, Inc. (Class A) ...          651,612         15,720,139
    ARM Financial Group, Inc. (Class A) ....          158,000          3,031,625
    Hartford Life, Inc. (Class A) ..........          165,850          7,670,562
    Liberty Corp. ..........................          360,000         14,940,000
    Lincoln National Corp. .................           20,000          1,517,500
    Nationwide Financial Services, Inc.
       (Class A) ...........................          420,000         17,430,000
    Presidential Life Corp. ................          389,000          7,050,625
    Protective Life Corp. ..................          570,300         21,136,744
    Reinsurance Group of America, Inc. .....          200,400         11,047,050
    ReliaStar Financial Corp. ..............           70,000          3,066,875
    SunAmerica, Inc. .......................          390,000         27,495,000
    Torchmark Corp. ........................          483,000         21,131,250
                                                                  --------------
                                                                     151,237,370
                                                                  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                 John Hancock Funds - Financial Industries Fund

                                                                        MARKET
ISSUER, DESCRIPTION                              NUMBER OF SHARES        VALUE
-------------------                              ----------------        -----

Insurance - Multi Line (4.37%)
    Allianz AG (Germany) ...................          117,000        $40,126,145
    Allmerica Financial Corp. ..............          697,650         34,882,500
    Enhance Financial Services Group, Inc...          587,700         14,435,381
    MBIA, Inc. .............................          982,799         60,073,589
    Royal & Sun Alliance Insurance Group,
       PLC (United Kingdom) ................          191,000          1,749,675
                                                                  --------------
                                                                     151,267,290
                                                                  --------------
Insurance - Property & Casualty (14.48%)
    Ace, Ltd. (Bermuda) ....................        1,358,750         46,027,656
    Chartwell Re Corp. .....................          208,000          5,174,000
    Chubb Corp. (The) ......................          884,000         54,366,000
    Cincinnati Financial Corp. .............        1,052,000         39,252,750
    CNA Surety Corp. .......................          443,500          6,236,719
    EXEL Ltd. (Class A) (Bermuda) ..........          373,116         28,520,054
    Frontier Insurance Group, Inc. .........          134,550          2,194,847
    General Re Corp. .......................          307,475         67,548,414
    Hartford Financial Services Group, Inc.
       (The) ...............................          986,000         52,381,250
    Horace Mann Educators Corp. ............          318,600          9,119,925
    Penn-America Group, Inc. ...............           22,625            213,523
    PMI Group, Inc. (The) ..................          488,400         24,633,675
    Progressive Corp. ......................          553,600         81,517,600
    SAFECO Corp. ...........................          227,000          9,831,938
    St. Paul Cos., Inc. ....................        1,308,326         43,338,299
    Travelers Property Casualty Corp.
       (Class A) ...........................        1,017,400         31,221,463
                                                                  --------------
                                                                     501,578,113
                                                                  --------------
Leasing Companies (0.15%)
    LINC Capital, Inc.* ....................           86,250            614,531
    Newcourt Credit Group, Inc. (Canada) ...          119,000          3,912,125
    Willis Lease Finance Corp.* ............           46,000            776,250
                                                                  --------------
                                                                       5,302,906
                                                                  --------------
Mortgage & Real Estate Services (3.71%)
    Countrywide Credit Industries, Inc. ....          890,000         38,436,875
    Fannie Mae .............................        1,271,450         90,034,553
                                                                  --------------
                                                                     128,471,428
                                                                  --------------
Real Estate Investment Trust (1.53%)
    Alexandria Real Estate Equities, Inc. ..          125,000          3,335,937
    Highwoods Properties, Inc. .............          285,000          7,962,187
    Home Properties of New York, Inc. ......          133,000          3,574,375
    Kimco Realty Corp. .....................          185,000          7,365,312
    New Plan Excel Realty Trust ............          375,600          8,544,900
    Merry Land Properties, Inc.* ...........            1,000              4,875
    Realty Income Corp. ....................           75,000          1,870,312
    Simon Property Group ...................          673,700         20,168,894
    Vornado Operating, Inc.* ...............           20,250            126,563
                                                                  --------------
                                                                      52,953,355
                                                                  --------------
REIT - Equity Trust (9.00%)
    Apartment Investment & Management
       Co. (Class A) .......................          362,900         12,678,819
    Arden Realty, Inc. .....................          518,000         11,201,750
    Berkshire Realty Co., Inc. .............          250,000          2,250,000
    Boston Properties, Inc. ................          746,000         21,261,000
    Brandywine Realty Trust ................          659,700         11,792,137
    Colonial Properties Trust ..............          360,000          9,900,000
    Corporate Office Properties Trust, Inc..          304,300          2,320,287
    Crescent Real Estate Equities Co. ......           28,000            701,750
    Equity Office Properties Trust .........          879,281         21,102,744
    Equity Residential Properties Trust ....          558,900         23,473,800
    Essex Property Trust, Inc. .............          245,000          7,686,875
    General Growth Properties, Inc. ........          651,000         23,151,187
    Glenborough Realty Trust, Inc. .........          516,800         11,078,900
    LaSalle Hotel Properties* ..............          155,000          1,801,875
    Liberty Property Trust .................           20,000            460,000
    Macerich Co. (The) .....................          282,100          7,775,381
    Mack-Cali Realty Corp. .................          545,300         16,154,512
    Patriot American Hospitality, Inc. .....          862,670          7,656,196
    Prentiss Properties Trust ..............          571,700         11,791,312
    Prime Group Realty Trust ...............          245,000          3,935,312
    Reckson Associates Realty Corp. ........          979,800         22,229,212
    SL Green Realty Corp. ..................          402,500          7,622,344
    Spieker Properties, Inc. ...............          713,000         24,598,500
    Starwood Hotels & Resorts ..............          759,300         21,497,681
    Storage Trust Realty ...................          334,400          7,503,100
    Tower Realty Trust, Inc. ...............          323,000          6,540,750
    Vornado Realty Trust ...................          405,000         13,643,438
                                                                  --------------
                                                                     311,808,862
                                                                  --------------
REIT - Mortgage Trust (0.00%)
    Core Cap, Inc. (Class A)* (r) ..........            4,500             51,300
                                                                  --------------
                        TOTAL COMMON STOCKS
                       (Cost $3,200,991,141)           (92.45%)    3,202,968,868
                                                      -------     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                 John Hancock Funds - Financial Industries Fund

                                                                        MARKET
ISSUER, DESCRIPTION                              NUMBER OF SHARES        VALUE
-------------------                              ----------------        -----

PREFERRED STOCKS
REIT - Mortgage Trust (0.05%)
    Core Cap, Inc. Ser A/I, 10.00%  (r) ....            4,500           $93,150
    Kimco Realty Corp., Ser D, 7.50% .......           66,600         1,698,300
                                                                  -------------
                                                                      1,791,450
                                                                  -------------
                     TOTAL PREFERRED STOCKS
                           (Cost $1,500,499)            (0.05%        1,791,450
                                                      -------     -------------

                                        INTEREST     PAR VALUE
                                          RATE     (000s OMITTED)
                                       ---------   --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (2.36%)
  Investment in a joint repurchase
    agreement transaction with
    HSBC Securities, Inc. -
    Dated 10-30-98, due 11-02-98
    (Secured by U.S. Treasury Bond,
    7.125%, due 02-15-23 and
    U.S. Treasury Notes, 6.25%,
    due 01-31-02 thru 02-28-02)
   -- Note A......................        5.380%      $81,838        81,838,000
                                                                   ------------
  Short-Term Notes (5.40%)
  BankBoston,
    Due 11-15-98..................        5.650        15,000        15,000,000
  Beneficial Corp.,
    Due 11-17-98..................        8.090         8,250         8,347,845
  CIT Group Holdings, Inc.,
    Due 12-28-98..................        5.875         5,350         5,353,585
  Ford Motor Credit Co.,
    Due 12-15-98..................        5.625         5,275         5,274,042
  Ford Motor Credit Co.,
    Due 05-17-99..................        7.900         5,500         5,576,670
  Federal Home Loan Bank,
    Due 01-29-99 #................        5.030        10,000         9,930,000
  Federal Home Loan Bank,
    Due 03-02-99..................        5.610        20,000        20,046,800
  Federal National Mortgage
    Association, Due 05-05-99.....        5.630        23,500        23,569,795
  General Motors Acceptance Corp.,
    Due 12-07-98..................        6.000         1,250         1,251,382
  General Motors Acceptance Corp.,
    Due 12-14-98..................        5.950        10,000        10,013,700
  General Motors Acceptance Corp.,
    Due 01-15-99..................        8.500         7,100         7,139,689
  General Motors Acceptance Corp.,
    Due 05-24-99..................        6.400         2,500         2,516,025

                                        INTEREST     PAR VALUE         MARKET
ISSUER, DESCRIPTION                       RATE     (000s OMITTED)       VALUE
-------------------                    ----------  --------------     --------
  International Business Machines,
    Due 04-01-99..................        5.143%**     50,000        49,976,500
  Morgan (J.P.) & Co., Inc.,
    Due 11-15-98..................        7.625        10,000        10,151,100
  Philip Morris Cos., Inc.,
    Due 02-15-99..................        7.375         2,850         2,862,625
  Southern California Edison Co.,
    Due 04-15-99..................        7.500         5,000         5,051,550
  Weyerhaeuser Co.,
    Due 04-12-99..................        8.840         5,000         5,078,550
                                                                 --------------
                         TOTAL SHORT-TERM NOTES
                            (Cost $187,338,378)         (5.40%)     187,139,858
                                                      -------    --------------
  Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
    Daily Interest Savings Account
    Current Rate 4.35%............                                          691
                                                                 --------------
                    TOTAL SHORT-TERM INVESTMENTS        (7.76%)     268,978,549
                                                      -------    --------------
                               TOTAL INVESTMENTS      (100.26%)   3,473,738,867
                                                      -------    --------------
               OTHER ASSETS AND LIABILITIES, NET        (0.26%)      (9,135,869)
                                                      -------    --------------
                                TOTAL NET ASSETS      (100.00%)  $3,464,602,998
                                                      =======    ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                 John Hancock Funds - Financial Industries Fund

NOTES TO SCHEDULE OF INVESTMENTS

 *  Non-income producing security.

**  Floating rate note, interest rate shown as of October 31, 1998.

 #  Call date.

(r) The securities listed below are direct placement securities and are restricted as to resale. The Fund has limited rights to registration under the Securities Act of 1933 with respect to restricted securities (not including Rule 144A securities). In certain circumstances the Fund may bear a portion of the cost of such registrations; otherwise, such costs would be borne by the issuer. Additional information on these restricted securities is as follows:

                                                        MARKET
                                                      VALUE AS A       MARKET
                                                      PERCENTAGE      VALUE AT
                         ACQUISITION   ACQUISITION    OF FUND'S      OCTOBER 31,
                            DATE          COST        NET ASSETS        1998
                         -----------   -----------    ----------     -----------
Core Cap, Inc.
  Common Stock.........   10-31-97       $90,000         0.00%         $51,300
  Preferred Stock......   10-31-97       112,500         0.00           93,150
                                                         ----         --------
                                           TOTAL         0.00%        $144,450
                                                         ====         ========

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                 John Hancock Funds - Financial Industries Fund

Portfolio Concentration (Unaudited)
--------------------------------------------------------------------------------

The Financial Industries Fund invests primarily in equity securities of issuers in the financial sector in the United States and abroad. The concentration of investments by industry category for individual securities held by the Fund is shown in the schedule of investments.

In addition, concentration of investments can be aggregated by various countries. The table below shows the percentage of the Fund's investments at October 31, 1998 assigned to the various country categories.

                                                                MARKET VALUE
                                                             AS A PERCENTAGE OF
COUNTRY DIVERSIFICATION                                          NET ASSETS
-----------------------                                      ------------------
   Australia.............................................           0.14%
   Bermuda...............................................           2.15
   Canada................................................           1.68
   Finland...............................................           0.07
   France................................................           0.37
   Germany...............................................           2.07
   Ireland...............................................           1.08
   Italy.................................................           0.37
   Netherlands...........................................           1.23
   Spain.................................................           0.79
   Sweden................................................           0.58
   United Kingdom........................................           2.47
   United States.........................................          87.26
                                                                  ------
                                        TOTAL INVESTMENTS         100.26%
                                                                  ======

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                 John Hancock Funds - Financial Industries Fund

NOTE A -
ACCOUNTING POLICIES

John Hancock Investment Trust II (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of two series: John Hancock Financial Industries Fund (the "Fund") and John Hancock Regional Bank Fund. The other series of the Trust is reported in separate financial statements. The investment objective of the Fund is to seek capital appreciation.

   The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. Effective December 8, 1998, the Board of Trustees have authorized the issuance of Class C shares in 1999. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

   Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing sources or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days or less are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation."

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $2,259,735 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforward is used by the Fund, no capital gain distributions will be made. The carryforward expires October 31, 2006.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date, or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                 John Hancock Funds - Financial Industries Fund

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

ORGANIZATION EXPENSES Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to the Fund's operations ratably over a five-year period that commenced with the investment operations of the Fund.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $800 million, collectively. Interest is charged to each fund, based on its borrowing, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at rates ranging from 0.070% to 0.075% per annum based on the average daily unused portion of the lines of credit, is allocated among the participating funds. The Fund had no borrowing activity for the year ended October 31, 1998.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

   These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

   There were no open forward foreign currency exchange contracts at October 31, 1998.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge

==========================NOTES TO FINANCIAL STATEMENTS=========================

                 John Hancock Funds - Financial Industries Fund

other Fund instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

   When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

   For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

   At October 31, 1998, there were no open positions in financial futures contracts.

OPTIONS Listed options are valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is subsequently marked to market to reflect the current market value of the written option.

   The Fund may use options contracts to manage its exposure to the stock market. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

   The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value reflects the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

   Risks may also arise if counterparties do not perform under the contracts' terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter options contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

   At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

   There were no written option transactions for the year ended October 31, 1998.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.80% of the first $500,000,000 of the Fund's average daily net asset value and (b) 0.75% of the Fund's average daily net asset value in excess of $500,000,000.

   The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended October 31, 1998, net sales charges received with regard to sales of Class A shares amounted to $18,521,423. Out of this amount, $2,713,902 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $14,251,197 was paid as sales commissions to unrelated broker-dealers and $1,556,324 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the

==========================NOTES TO FINANCIAL STATEMENTS=========================

                 John Hancock Funds - Financial Industries Fund

indirect sole shareholder of Distributors.

   Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with sale of Class B shares. For the year ended October 31, 1998, contingent deferred sales charges received by JH Funds amounted to $6,538,260.

   In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of these payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

   The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

   The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

   Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser, and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term securities, during the year ended October 31, 1998, aggregated $2,697,955,730 and $835,600,982, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended October 31, 1998.

   The cost of investments owned at October 31, 1998 (including short-term investments) for federal income tax purposes was $3,487,240,463. Gross unrealized appreciation and depreciation of investments aggregated $301,557,225 and $315,059,512, respectively, resulting in net unrealized depreciation of $13,502,287.

NOTE D -
RECLASSIFICATION OF ACCOUNTS

During the year ended October 31, 1998, the Fund has reclassified amounts to reflect an increase in accumulated net realized loss on investments of $3,305,792, an increase in undistributed net investment income of $3,139,104 and an increase in capital paid-in of $166,688. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1998. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of passive foreign investment companies, real estate investment trusts (REITs) and net realized loss on foreign currency transactions in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.

================================================================================

                 John Hancock Funds - Financial Industries Fund

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders of
John Hancock Financial Industries Fund and the Trustees of John Hancock Investment Trust II

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Financial Industries Fund (the "Fund") (a series of John Hancock Investment Trust II), at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and the significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
December 11, 1998

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended October 31, 1998.

   100% of the distributions qualify for the dividends received deduction available to corporations.

   The Fund has designated distributions to shareholders of $41,459 as capital gain dividends.

   Shareholders will be mailed a 1998 U.S. Treasury Department Form 1099-DIV in January 1999. This will reflect the total of all distributions which are taxable for the calendar year 1998.

================================================================================

                                                              ----------------
[LOGO] JOHN HANCOCK FUNDS                                         Bulk Rate
       A Global Investment Management Firm                      U.S. Postage
                                                                    PAID
101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603                    Randolph, MA
1-800-225-5291  1-800-554-6713 (TDD)                            Permit No. 75
INTERNET: www.jhancock.com/funds                              ----------------

--------------------------------------------------------------------------------

   This report is for the information of shareholders of the John Hancock Financial Industries Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[RECYCLE LOGO] Printed on Recycled Paper                             7000A 10/98
                                                                           12/98

[A 1/2" x 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads "A Global Investment Management Firm." A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]

                                  ANNUAL REPORT
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                                    Regional
                                    Bank Fund

                                OCTOBER 31, 1998

                            [LOGO] JOHN HANCOCK FUNDS
                                   A Global Investment Management Firm

                    -----------------------------------------

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                               DENNIS S. ARONOWITZ
                            RICHARD P. CHAPMAN, JR.*
                               WILLIAM J. COSGROVE
                                DOUGLAS M. COSTLE
                                LELAND O. ERDAHL
                               RICHARD A. FARRELL
                                 GAIL D. FOSLER
                                WILLIAM F. GLAVIN
                                 ANNE C. HODSDON
                                DR. JOHN A. MOORE
                              PATTI MCGILL PETERSON
                                 JOHN W. PRATT*
                               RICHARD S. SCIPIONE
                               EDWARD J. SPELLMAN*
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                      President and Chief Operating Officer
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                      Vice President and Compliance Officer

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                              INDEPENDENT AUDITORS
                           PRICEWATERHOUSECOOPERS LLP
                               160 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110

                    -----------------------------------------

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

An often-used analogy for stock market performance over the short term is a roller coaster. That is because, while long-term history suggests the market's general direction is up, its swings over the short term can be dramatic and, at times, violent. This year, the market has given us several stark examples of this phenomenon. From the new highs set in mid-July, the major indices plunged by 19% through the end of August. It was the worst such fall since 1990. For the first time in a number of years, some bonds and bond mutual funds outperformed stocks and stock mutual funds. Seeking safety in a world of global economic uncertainties, investors everywhere converged on U.S. Treasury bonds and pushed their yields to historic lows.

   Then in early October, the market staged a remarkable rebound that was sparked by the Federal Reserve's two cuts in interest rates. The major indices regained all their previously lost ground and the S&P 500 Stock Index ended October actually up by 15% year-to-date.

--------------------------------------------------------------------------------
[A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

   Investors have been understandably shaken by these dramatic twists and turns, but we are pleased to report that most individual investors did not panic, and we hope that means they've taken our words to heart. Over the long term, markets do not move up or down in a straight line. That's why after watching the market charge ahead almost uninterrupted for so many years, we have been striking a more cautionary stance in this space over the last several months.

   Analysts are still pondering the implications of global turmoil and the potential for slower U.S. economic and corporate earnings growth. While we don't make a practice of opining on what the market will do next, we continue to believe it would be wise for investors to set more realistic expectations. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

   There is no doubt, however, that the market's heightened volatility and recent dramatic moves have been cause for concern. In these uncertain times, it becomes even harder to remember to "stay the course" and stick to your long-term investment plan. But this remains the essential tenet of successful investing. Now could also be a good time to review your asset allocation with your investment professional, keeping in mind that the last six months' divergence in performance of stocks and high-quality bonds is a perfect example of why all your eggs shouldn't be in one basket.

Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

         BY JAMES K. SCHMIDT, CFA, PORTFOLIO MANAGEMENT TEAM LEADER AND
             THOMAS FINUCANE AND THOMAS GOGGINS, PORTFOLIO MANAGERS

                                  John Hancock
                               Regional Bank Fund

             Financial stocks lag the market in a year of volatility

Since late 1997, U.S. financial markets have been on a wild ride. For the year ended October 31, 1998, the Standard & Poor's 500 Stock Index produced a total return of 22%. However, there was enormous volatility within the year. After cruising up over 28% from November through July, the market hit a large pocket of turbulence and dropped much of this gain in a few short weeks. Overseas traumas, a slowdown in the U.S. economy and questions about the ultimate driver of stocks, corporate profits, all hit at once. Throughout this period, there was an extraordinary tendency for larger companies to outperform smaller ones, as evidenced by the small-company Russell 2000 Index's decline in the same year of 12%. During the last month of the period, stocks gained back their lost ground due to a surprise interest rate cut by the Federal Reserve Board and generally favorable earnings reports.

Performance review

Over the last 12 months, bank stocks in general and the John Hancock Regional Bank Fund in particular have lagged behind the advance in the S&P 500. The Fund's Class A and Class B shares returned 5.33% and 4.62%, respectively, at net asset value, for the year ended October 31, 1998. That compared to the 6.26% return of the average financial services fund, according to Lipper Analytical Services, Inc.1 Keep in mind that your net asset value return will be different

"Overseas traumas, a slowdown in the U.S. economy and questions about... corporate profits..."

--------------------------------------------------------------------------------
[A 3 1/2" x 2 1/2" photo at bottom right side of page of John Hancock Regional Bank Fund. Caption below reads "Fund management team members (l-r): "Jay McKelvey, Tom Goggins and Tom Finucane. Sitting (l-r): Lisa Welch, Jim Schmidt and Patricia Ouimet."]
--------------------------------------------------------------------------------

================================================================================

                     John Hancock Funds - Regional Bank Fund

"...1998 will still be remembered as the year of the blockbuster merger."

--------------------------------------------------------------------------------
[Table at top left hand column entitled "Top Five Common Stock Holdings." The first listing is First Union Corp. 4.7%, the second is Bank One Corp. 4.2%, the third BankAmerica Corp. 4.1%, the fourth Washington Mutual, Inc. 2.7% and the fifth National City Corp. 2.7%. A note below the table reads "As a percentage of net assets on October 31, 1998."]
--------------------------------------------------------------------------------
from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages seven and eight for historical performance information.

   The Fund's significant weighting in small- and mid-capitalization banks and thrifts contributed to our shortfall, as these stocks, which exhibited stellar returns in 1997, have not kept up with other financial stocks in 1998. This is partly due to the "small stock effect" (as exemplified by the Russell 2000 return discussed above) which has taken its toll among smaller issues in almost all industries. It is also due to the fact that many regional banks advanced in late 1997 to what, in retrospect, seems to have been an overvalued price level. The late summer sell-off in these stocks has brought them once again to attractive levels of valuation. The recent decline in bank stocks was also triggered by economic turmoil in the Far East and Russia, which sent share prices tumbling indiscriminately, including many regional banks with no exposure to overseas lending.

Consolidation ebbs and flows

Although recent market volatility has impacted deal flow, 1998 will still be remembered as the year of the blockbuster merger. In the space of three weeks in April, NationsBank/BankAmerica, Bank One/First Chicago and Travelers/Citicorp all announced mergers. The first two transactions brought coast-to-coast, national banking franchises closer to reality; the latter deal endeavors beyond current regulations by merging a bank with an insurance company, portending what many financial services companies will look like within a decade.

   In the first ten months of 1998, thirty of the Fund's holdings announced mergers. Yet in recent months, the number of deals has abated, in line with the sell-off in bank stocks. In times of market volatility, it is much harder for buyer and seller to set an agreeable exchange ratio. We believe that the uncertainty created by fluctuations in the market has caused a postponement of several merger discussions. Nevertheless, some of the Fund's important regional franchises were scooped up in the last six months for hefty premiums, including Firstar (by Star Bank) and Crestar Financial (by SunTrust). We believe bank consolidation will wax and wane with the vagaries of the market, but the enduring reason for mergers -- excess capacity in the U.S. banking system --remains and will serve as a catalyst for this process well into the 21st century.

Earnings in abundance

Headlines in recent months have been chock full of the travails of the large money center banks:

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Star Banc Corp. followed by an up arrow with the phrase "Ohio bank bucks market trend and attains cult status." The second listing is Summit Bancorp followed by a down arrow with the phrase "Fundamentally undervalued New Jersey regional." The third listing is Bank Plus Corp. followed by a down arrow with the phrase "String of write-offs hurt this California thrift." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

================================================================================

                     John Hancock Funds - Regional Bank Fund

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended October 31, 1998." The chart is scaled in increments of 1% with 0% at the bottom and 8% at the top. The first bar represents the 5.33% Total return for John Hancock Regional Bank Fund Class
A. The second bar represents the 4.62% total return for John Hancock Regional Bank Fund Class B. The third bar represents the 6.26% total return for Average financial services fund. A note below the chart reads "Total returns for John Hancock Regional Bank Fund are at net asset value with all distributions reinvested. The average financial services fund is tracked by Lipper Analytical Services, Inc. See pages seven and eight for historical performance information."]
--------------------------------------------------------------------------------
lending miscues to hedge funds, trading losses in emerging markets and revenue shortfalls in investment banking. Although these risks are not insignificant to these banks, the companies do have other domestic engines to power their earnings. Note that only about 5% of the Fund's net assets are invested in companies with substantial overseas businesses. Despite the machinations of the market, the earnings environment for most regional banks has been rather dull. In recently released third-quarter results, the median bank owned by the Fund posted 11% earnings growth over the third quarter of 1997 and 3% growth when compared to the second quarter of 1998.

   Investor interest in bank stocks seems to have been rekindled by recent cuts in interest rates by the Federal Reserve. While we welcome the advance in share prices, we continue to believe that most investors overestimate the impact of changes in interest rates on bank earnings. If anything, we think net interest margins at most commercial banks will decline somewhat if rates move lower because the rates paid on many of the savings deposit products are already so paltry it will be difficult to move them still lower. The savings and loans will fare a little better because the restoration of some slope to the yield curve (the difference between short- and longer-term interest rates) within the first year will improve the spreads on adjustable rate mortgages.

   In general, we think our holdings will show average earnings-per-share gains of about 8% next year, as the positive impact of share buybacks will mitigate some loss in net interest margins. This profit forecast reflects our belief that the U.S. economy will continue to grow in 1999, albeit at a 1.5% to 2% rate that would represent a noticeable slowdown from this year. Asset quality remains as one of the bright spots in the earnings equation, as most of our holdings report non-performing assets to be stable and amounting to less than 1% of their balance sheets.

   Although we do not anticipate a recession in 1999, we should not rule out the possibility, as the impact of turmoil in the capital markets and the deterioration of some of the emerging-market economies is difficult to quantify. Fortunately, we feel that the banking industry is far better equipped to deal with an economic downturn now as opposed to 1989, when the economy last swooned. What hurt the banks in the last recession was their lending heavily against inflated commercial real estate values. Recent bank loan growth has been diversified across all sectors of their portfolios, backed more by sustainable cash flows than by inflated collateral. More importantly, the levels of profitability, capital and loss reserves are almost twice what they were in 1989, mitigating the impact of rising problem loans on bank earnings. Importantly,

"Asset quality remains as one of the bright spots in the earnings equation..."

================================================================================

                     John Hancock Funds - Regional Bank Fund

"...the underperformance has created an opportunity."

consolidation has reduced the number of banks by over 30% since the late 1980s. This has alleviated over-zealous competition and should lead to far less stress on the system should trouble start brewing.

Fund composition and activity

Our focus remains on regional banks and thrifts with solid fundamentals that are selling at below-average valuation levels. We believe that the decline in the prices of many banks and thrifts this year has created opportunities for us. Many mid-sized regional banks in the $10 billion to $30 billion asset range are now selling at the same or lower price-earnings multiples as the larger "superregional" banks that they may eventually be acquired by. This anomaly has not occurred in several years. Interestingly, these banks tend to have little or no credit exposure to the emerging markets or hedge funds, which are the areas that most investors are wary of. As we noted earlier, this year's decline in interest rates might help the earnings of some of the savings and loans, and yet these stocks have performed poorly this year. We believe many of the smaller thrifts are now worth more dead than alive, as they are trading below their liquidation value (i.e., book value plus a modest deposit premium).

   The consummation of several recent mammoth mergers has built up the Fund's holdings in First Union, BankAmerica and Bank One. Over time, we look for chances to prune these positions at more favorable prices.

   At the end of the period, the Fund announced that it would re-open to new investors as of November 4, 1998. This decision had its roots in the dramatic sell-off in the banks in the ten-week period following July 14. This produced much more attractive prices for bank investors and also, in our estimation, lessened the likelihood of enormous new cash flows into the Fund, which was what caused us to close the Fund in March 1997. We will continually evaluate the Fund's cash position to ensure that it stays at a level that does not interfere with the integrity of the Fund's investment strategy.

A look ahead

While we are disappointed in the failure of stock prices of banks and thrifts to perform as well as the market this year, we feel that the underperformance has created an opportunity. The relative price-earnings multiple between the banking institutions and the S&P 500 is now 10% below its long-term average, even though we expect earnings growth for most banks to exceed that of the market in 1999. We think the undervaluation is particularly pronounced in some of the smaller banks, as the market has overwhelmingly favored large companies over small in the last two years, regardless of the industry. Our investment strategy is driven to a considerable extent by our expectation of substantial consolidation among banks over the next decade. Although this activity has slowed in the last several months, we believe that the trend toward fewer banks in the country is solidly in place and inevitable. This should continue to work in the favor of the Fund and its shareholders.

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.

(1) Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

                     John Hancock Funds - Regional Bank Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Regional Bank Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Prior to August 1992, different sales charges were in effect for Class A shares and are not reflected in the performance data. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus for risks associated with industry segment investing before you invest or send money.

--------------------------------------------------------------------------------
 CLASS A
--------------------------------------------------------------------------------

For the period ended September 30, 1998
                                                                 SINCE
                                         ONE        FIVE       INCEPTION
                                         YEAR       YEARS      (1/3/92)
                                       --------   ---------  -------------
Cumulative Total Returns                (6.54%)    142.76%      343.29%
Average Annual Total Returns            (6.54%)     19.41%       24.71%

--------------------------------------------------------------------------------
 CLASS B
--------------------------------------------------------------------------------

For the period ended September 30, 1998

                                         ONE        FIVE         TEN
                                         YEAR       YEARS        YEARS
                                       --------   ---------  -------------
Cumulative Total Returns                (7.10%)    144.76%      584.83%
Average Annual Total Returns            (7.10%)     19.60%       21.22%

================================================================================

                     John Hancock Funds - Regional Bank Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Regional Bank Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index-an unmanaged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance. Past performance is not indicative of future results.

Line chart with the heading John Hancock Regional Bank Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Regional Bank Fund on January 3, 1992, before sales charge, and is equal to $50,099 as of October 31, 1998. The second line represents the same hypothetical investment made in the John Hancock Regional Bank Fund, after sales charge, and is equal to $47,591 as of October 31, 1998. The third line represents the Standard & Poor's 500 Stock Index and is equal to $31,607 as of October 31, 1998.

Line chart with the heading John Hancock Regional Bank Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Regional Bank Fund on October 31, 1988, before sales charge, and is equal to $71,942 as of October 31, 1998. The second line represents the Standard & Poor's 500 Stock Index and is equal to $51,737 as of October 31, 1998.
--------------------------------------------------------------------------------

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Regional Bank Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 1998. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
October 31, 1998
--------------------------------------------------------------------------------
Assets:
  Investments at value - Note C:
   Common and preferred stocks, warrants and other
     Unaffiliated issuers (cost - $2,795,812,360) ..........     $5,386,485,949
     Affiliated issuers (cost - $87,136,362) ...............        159,303,565
   Bonds (cost - $12,624,710) ..............................         13,073,710
   Joint repurchase agreement (cost - $152,762,000) ........        152,762,000
   Short-term notes (cost - $289,478,148) ..................        289,411,765
   Corporate savings account ...............................                459
                                                                 --------------
                                                                  6,001,037,448
  Receivable for investments sold ..........................         20,648,143
  Receivable for shares sold ...............................            973,949
  Dividends receivable .....................................         11,185,029
  Interest receivable ......................................          7,644,714
  Other assets .............................................            130,911
                                                                 --------------
                    Total Assets ...........................      6,041,620,194
                    -----------------------------------------------------------
Liabilities:
  Payable for investments purchased ........................         24,109,456
  Payable for shares repurchased ...........................          4,718,677
  Payable to John Hancock Advisers, Inc.
   and affiliates - Note B .................................          5,147,678
  Accounts payable and accrued expenses ....................            462,112
                                                                 --------------
                    Total Liabilities ......................         34,437,923
                    -----------------------------------------------------------
Net Assets:
  Capital paid-in ..........................................      3,162,199,904
  Accumulated net realized gain on investments and
   foreign currency transactions ...........................        175,226,473
  Net unrealized appreciation of investments ...............      2,663,229,531
  Undistributed net investment income ......................          6,526,363
                                                                 --------------
                    Net Assets .............................     $6,007,182,271
                    ===========================================================
Net Asset Value Per Share:
  (Based on net assets and shares of beneficial
   interest outstanding - unlimited number of shares
   authorized with no par value)
  Class A - $1,500,199,562/29,800,353.......................             $50.34
  =============================================================================
  Class B - $4,506,982,709/90,002,798.......................             $50.08
  =============================================================================
Maximum Offering Price Per Share*
  Class A - ($50.34 x 105.26%)..............................             $52.99
  =============================================================================
* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended October 31, 1998
--------------------------------------------------------------------------------
Investment Income:
  Dividends (including $4,906,722 received from
   affiliated issuers and net of foreign withholding
   taxes of $24,775) .......................................       $131,080,114
  Interest .................................................         41,709,995
                                                                 --------------
                                                                    172,790,109
                                                                 --------------
  Expenses:
   Investment management fee - Note B ......................         52,576,384
   Distribution and service fee - Note B
     Class A ...............................................          5,221,164
     Class B ...............................................         50,931,129
   Transfer agent fee - Note B .............................         10,017,883
   Financial services fee - Note B .........................          1,162,435
   Custodian fee ...........................................            857,710
   Trustees' fees ..........................................            419,188
   Miscellaneous ...........................................            267,424
   Printing ................................................            264,767
   Registration and filing fees ............................             81,374
   Legal fees ..............................................             72,971
   Auditing fee ............................................             41,791
                                                                 --------------
                    Total Expenses .........................        121,914,220
                    -----------------------------------------------------------
                    Net Investment Income ..................         50,875,889
                    -----------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions:
  Net realized gain on investments sold (including
   $6,229,816 gain on sales of investments in
   affiliated issuers) .....................................        202,591,762
  Net realized loss on foreign currency transactions .......               (398)
  Change in net unrealized appreciation/depreciation
   of investments ..........................................         53,450,817
                                                                 --------------
                    Net Realized and Unrealized
                    Gain on Investments and
                    Foreign Currency Transactions ..........        256,042,181
                    -----------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations ..............       $306,918,070
                    ===========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Regional Bank Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                        YEAR ENDED OCTOBER 31,
                                                                                                 ----------------------------------
                                                                                                       1997               1998
                                                                                                 ---------------    ---------------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment income .....................................................................       $52,301,693        $50,875,889
   Net realized gain on investments sold and foreign currency
     transactions ............................................................................        59,106,829        202,591,364
   Change in net unrealized appreciation/depreciation of
     investments and foreign currency transactions ...........................................     1,780,828,190         53,450,817
                                                                                                 ---------------    ---------------
     Net Increase in Net Assets Resulting from Operations ....................................     1,892,236,712        306,918,070
                                                                                                 ---------------    ---------------
Distributions to Shareholders:
   Dividends from net investment income
     Class A - ($0.6125 and $0.6470 per share, respectively) .................................       (19,020,629)       (20,963,084)
     Class B - ($0.3392 and $0.2841 per share, respectively) .................................       (31,890,024)       (27,817,233)
   Distributions from net realized gain on investments sold
     Class A - ($0.3143 and $0.3926 per share, respectively) .................................        (8,142,308)       (13,035,642)
     Class B - ($0.3143 and $0.3926 per share, respectively) .................................       (24,538,932)       (39,463,958)
                                                                                                 ---------------    ---------------
     Total Distributions to Shareholders .....................................................       (83,591,893)      (101,279,917)
                                                                                                 ---------------    ---------------
From Fund Share Transactions - Net:* .........................................................     1,366,590,293       (643,047,648)
                                                                                                 ---------------    ---------------
Net Assets:
   Beginning of period .......................................................................     3,269,356,654      6,444,591,766
                                                                                                 ---------------    ---------------
   End of period (including undistributed net investment
     income of $4,943,179 and $6,526,363, respectively) ......................................    $6,444,591,766     $6,007,182,271
                                                                                                 ===============    ===============

*Analysis of Fund Share Transactions:

                                                                                    YEAR ENDED OCTOBER 31,
                                                           ------------------------------------------------------------------------
                                                                          1997                                 1998
                                                           ------------------------------------------------------------------------
                                                                SHARES             AMOUNT             SHARES             AMOUNT
                                                           ---------------    ---------------    ---------------    ---------------
CLASS A
   Shares sold .......................................          38,788,657     $1,491,103,323          9,772,747       $519,672,746
   Shares issued to shareholders in reinvestment of
     distributions ...................................             559,414         22,095,071            517,773         27,781,650
                                                           ---------------    ---------------    ---------------    ---------------
                                                                39,348,071      1,513,198,394         10,290,520        547,454,396
   Less shares repurchased ...........................         (31,907,187)    (1,238,344,932)       (13,257,504)      (698,208,336)
                                                           ---------------    ---------------    ---------------    ---------------
   Net increase (decrease) ...........................           7,440,884       $274,853,462         (2,966,984)     ($150,753,940)
                                                           ===============    ===============    ===============    ===============

CLASS B
   Shares sold .......................................          40,654,404     $1,573,447,820          9,602,715       $509,059,888
   Shares issued to shareholders in reinvestment of
     distributions ...................................             929,268         35,725,726            814,268         43,409,949
                                                           ---------------    ---------------    ---------------    ---------------
                                                                41,583,672      1,609,173,546         10,416,983        552,469,837
   Less shares repurchased ...........................         (12,781,798)      (517,436,715)       (20,411,405)    (1,044,763,545)
                                                           ---------------    ---------------    ---------------    ---------------
   Net increase (decrease) ...........................          28,801,874     $1,091,736,831         (9,994,422)     ($492,293,708)
                                                           ===============    ===============    ===============    ===============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Regional Bank Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                       YEAR ENDED OCTOBER 31,
                                                               --------------------------------------------------------------------
                                                                 1994           1995           1996          1997           1998
                                                               --------       --------       --------     ----------     ----------
CLASS A
Per Share Operating Performance
   Net Asset Value, Beginning of Period ....................     $21.62         $21.52         $27.14         $33.99         $48.73
                                                               --------       --------       --------     ----------     ----------
   Net Investment Income(1) ................................       0.39           0.52           0.63           0.64           0.66
   Net Realized and Unrealized Gain on Investments .........       0.91           5.92           7.04          15.02           1.99
                                                               --------       --------       --------     ----------     ----------
     Total from Investment Operations ......................       1.30           6.44           7.67          15.66           2.65
                                                               --------       --------       --------     ----------     ----------
   Less Distributions:
   Dividends from Net Investment Income ....................      (0.34)         (0.48)         (0.60)         (0.61)         (0.65)
   Distributions from Net Realized Gain on
     Investments Sold ......................................      (1.06)         (0.34)         (0.22)         (0.31)         (0.39)
                                                               --------       --------       --------     ----------     ----------
     Total Distributions ...................................      (1.40)         (0.82)         (0.82)         (0.92)         (1.04)
                                                               --------       --------       --------     ----------     ----------
   Net Asset Value, End of Period ..........................     $21.52         $27.14         $33.99         $48.73         $50.34
                                                               ========       ========       ========     ==========     ==========
   Total Investment Return at Net Asset Value(2) ...........       6.44%         31.00%         28.78%         46.79%          5.33%

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ................   $216,978       $486,631       $860,843     $1,596,836     $1,500,200
   Ratio of Expenses to Average Net Assets .................       1.34%          1.39%          1.36%          1.30%          1.24%
   Ratio of Net Investment Income to Average Net Assets ....       1.78%          2.23%          2.13%          1.55%          1.23%
   Portfolio Turnover Rate .................................         13%            14%             8%             5%             5%

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains, distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Regional Bank Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                        YEAR ENDED OCTOBER 31,
                                                               --------------------------------------------------------------------
                                                                 1994          1995           1996           1997           1998
                                                               --------     ----------     ----------     ----------     ----------
CLASS B
Per Share Operating Performance
   Net Asset Value, Beginning of Period ....................     $21.56         $21.43         $27.02         $33.83         $48.48
                                                               --------     ----------     ----------     ----------     ----------
   Net Investment Income(1) ................................       0.23           0.36           0.42           0.35           0.30
   Net Realized and Unrealized Gain on Investments .........       0.91           5.89           7.01          14.95           1.97
                                                               --------     ----------     ----------     ----------     ----------
     Total from Investment Operations ......................       1.14           6.25           7.43          15.30           2.27
                                                               --------     ----------     ----------     ----------     ----------
   Less Distributions:
   Dividends from Net Investment Income ....................      (0.21)         (0.32)         (0.40)         (0.34)         (0.28)
   Distributions from Net Realized Gain on
     Investments Sold ......................................      (1.06)         (0.34)         (0.22)         (0.31)         (0.39)
                                                               --------     ----------     ----------     ----------     ----------
     Total Distributions ...................................      (1.27)         (0.66)         (0.62)         (0.65)         (0.67)
                                                               --------     ----------     ----------     ----------     ----------
   Net Asset Value, End of Period ..........................     $21.43         $27.02         $33.83         $48.48         $50.08
                                                               ========     ==========     ==========     ==========     ==========
   Total Investment Return at Net Asset Value(2) ...........       5.69%         30.11%         27.89%         45.78%          4.62%

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ................   $522,207     $1,236,447     $2,408,514     $4,847,755     $4,506,983
   Ratio of Expenses to Average Net Assets .................       2.06%          2.09%          2.07%          2.00%          1.92%
   Ratio of Net Investment Income to Average Net Assets ....       1.07%          1.53%          1.42%          0.84%          0.56%
   Portfolio Turnover Rate .................................         13%            14%             8%             5%             5%

(1) Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Regional Bank Fund

Schedule of Investments
October 31, 1998
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Regional Bank Fund on October 31, 1998. It's divided into four main categories: common stocks, warrants and other, preferred stocks, bonds, and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                       MARKET
ISSUER, DESCRIPTION, STATE                       NUMBER OF SHARES       VALUE
--------------------------                       ----------------       -----
COMMON STOCKS, WARRANTS AND OTHER
Money Center Banks (2.53%)
   Bankers Trust New York Corp. (NY) .......           246,695       $15,495,530
   Chase Manhattan Corp. (NY) ..............         1,770,310       100,575,737
   Citigroup, Inc (NY) .....................           231,460        10,893,086
   Morgan (J.P.) & Co., Inc. (NY) ..........           266,000        25,070,500
                                                                  --------------
                                                                     152,034,853
                                                                  --------------
Superregional Banks (26.18%)
   Bank One Corp. (OH) .....................         5,180,441       253,194,054
   BankAmerica Corp. (NC) ..................         4,310,382       247,577,579
   BankBoston Corp. (MA) ...................         2,561,500        94,295,219
   Bank of New York Co., Inc. (NY) .........         4,178,898       131,896,468
   First Union Corp. (NC) ..................         4,825,744       279,893,152
   Fleet Financial Group, Inc. (MA) ........         1,722,296        68,784,197
   KeyCorp. (OH) ...........................         1,640,434        49,725,656
   Mellon Bank Corp. (PA) ..................           793,902        47,733,358
   National City Corp. (OH) ................         2,537,914       163,219,594
   Norwest Corp. (MN) ......................         2,452,232        91,192,378
   PNC Bank Corp. (PA) .....................         1,900,900        95,045,000
   Wachovia Corp. (NC) .....................           550,225        50,001,697
                                                                  --------------
                                                                   1,572,558,352
                                                                  --------------
Banks - United States (45.40%)
   ABC Bancorp. (GA) .......................           173,000         2,281,438
   American Bancorp. (WV) ..................           148,000         3,071,000
   American Bancshares, Inc.* (FL) .........            77,000           784,438
   AmSouth Bancorp. (AL) ...................         1,035,158        41,471,017
   ANB Corp. (IN) ..........................           137,500         3,454,687
   Associated Banc-Corp. (WI) ..............           569,206        19,993,361
   Atlantic Bank & Trust Co.* (MA) .........            35,000           560,000
   BancFirst Corp. (OK) ....................           340,600        12,900,225
   BancFirst Ohio Corp. (OH) ...............           103,000         3,064,250
   BancorpSouth, Inc. (MS) .................           330,000         6,558,750
   Banknorth Group, Inc. (VT) ..............           800,000        25,500,000
   BB&T Corp. (NC) .........................         3,428,284       122,346,885
   Brenton Banks, Inc. (IA) ................           378,909         6,441,453
   Bryn Mawr Bank Corp. (PA) ...............           180,400         4,555,100
   BT Financial Corp. (PA) .................           203,726         5,653,396
   CB Bancshares, Inc. (HI) ................           145,100         4,969,675
   CCB Financial Corp. (NC) ................         1,019,064        53,628,243
   Centura Banks, Inc. (NC) ................           478,025        32,983,725
   Chittenden Corp. (VT) ...................           152,750         4,563,406
   Citizens Banking Corp. (MI) .............           142,600         4,598,850
   City National Corp. (CA) ................           520,550        17,796,303
   CNB Bancshares, Inc. (IN) ...............           342,201        14,543,542
   Colonial BancGroup, Inc. (AL)  ..........         1,086,600        14,193,712
   Comerica, Inc. (MI) .....................         1,220,697        78,734,956
   Commerce Bancshares, Inc. (MO) ..........           740,586        32,261,778
   Commercial Bankshares, Inc. (FL) ........           180,547         4,107,444
   Community Bank System, Inc. (NY) ........           135,000         3,780,000
   Community First Bankshares, Inc. (ND) ...           794,500        15,790,687
   Compass Bancshares, Inc. (AL)  ..........         1,628,250        59,939,953
   Crestar Financial Corp. (VA) ............         1,674,339       110,297,082
   Cullen / Frost Bankers, Inc. (TX) .......           964,700        51,370,275
   Evergreen Bancorp., Inc. (NY)  ..........           280,600         7,786,650
   F & M National Corp. (VA) ...............           138,650         4,116,172
   First American Corp. (TN) ...............         3,511,528       144,850,530
   First Citizens BancShares, Inc.
     (Class A) (NC) ........................            87,344         7,795,452
   First Colonial Group, Inc. (PA) .........            31,874           898,448
   First Hawaiian, Inc. (HI) ...............           770,100        30,707,737
   First Merchants Corp. (IN) ..............           165,150         4,087,462
   First Republic Bank* (CA) ...............           274,162         6,785,509
   First Security Corp. (UT) ...............         1,966,278        40,185,807
   First Source Corp. (IN) .................           112,626         3,604,032
   First State Bancorp. (NM) ...............           107,500         2,096,250
   First Tennessee National Corp. (TN) .....         3,046,800        96,545,475
   First Virginia Banks, Inc. (VA) .........           127,249         5,805,736
   First Western Bancorp., Inc. (PA) .......           246,250         6,340,937
   Firstar Corp. (WI) ......................         1,225,900        69,569,825
   Firstbank Corp. (MI) ....................           104,652         3,034,908
   FirstMerit Corp. (OH) ...................           184,924         4,900,481
   F.N.B.  Corp. (PA) ......................           218,162         5,999,455
   FNB Rochester Corp. (NY) ................           197,837         3,400,323

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Regional Bank Fund

                                                                        MARKET
ISSUER, DESCRIPTION, STATE                       NUMBER OF SHARES        VALUE
--------------------------                       ----------------        -----
Banks - United States (continued)
   Franklin Bank, NA (MI) ..................            62,628          $665,423
   Fulton Financial Corp. (PA) .............           356,658         7,356,071
   GBC Bancorp. (CA) .......................           170,000         4,526,250
   Grand Premier Financial, Inc. (IL) ......            84,118         1,125,078
   Greater Bay Bancorp. (CA) ...............            40,018         1,280,576
   Hancock Holding Co. (MS) ................           333,700        16,017,600
   Harleysville National Corp. (PA) ........            43,575         1,525,125
   Hibernia Corp. (Class  A) (LA) ..........         1,490,600        24,874,387
   HUBCO, Inc. (NJ) ........................           837,096        22,601,592
   Huntington Bancshares, Inc. (OH) ........           421,489        12,117,809
   Imperial Bancorp.* (CA) .................           382,300         5,304,412
   Independent Bank Corp. (MA) .............           825,000        12,890,625
   Interchange Financial Services
     Corp. (NJ) ............................           323,625         5,238,680
   Keystone Financial, Inc. (PA)  ..........           171,245         5,008,916
   LSB Bancshares, Inc. (NC) ...............            18,010           301,668
   MainStreet Financial Corp. (VA) .........           221,700         9,061,987
   Marshall & Ilsley Corp. (WI) ............           590,730        28,798,087
   Mercantile Bancorp., Inc. (MO) ..........         1,949,343        89,060,608
   Mercantile Bankshares Corp. (MD) ........           817,550        26,672,569
   Merchants Bancorp., Inc. (IL)  ..........           141,600         4,248,000
   MetroBanCorp. (IN) ......................            78,750           698,906
   Michigan Financial Corp. (MI)  ..........            67,860         2,302,999
   Mississippi Valley Bancshares, Inc. (MO).           226,000         7,881,750
   National City Bancshares, Inc. (IN) .....            86,743         3,523,934
   North Fork Bancorp., Inc. (NY) ..........         4,408,127        87,611,524
   North Valley Bancorp. (CA) ..............            84,100         2,407,362
   Old Kent Financial Corp. (MI)  ..........         1,047,791        44,072,709
   One Valley Bancorp., Inc. (WV) ..........           340,606        11,027,119
   Pacific Century Financial Corp. (HI) ....         1,570,766        32,004,357
   Peoples Bank Corp. of Indianapolis (IN)..            71,100         2,044,125
   PNB Financial Group* (CA) ...............            30,000           900,000
   Prime Bancshares, Inc. (TX) .............            51,400           886,650
   Princeton National Bancorp., Inc. (IL) ..            64,250         1,092,250
   Provident Bankshares Corp. (MD) .........           641,040        16,346,520
   Provident Financial Group, Inc. (OH) ....           183,375         7,065,677
   Regions Financial Corp. (AL) ............         1,150,000        42,550,000
   Republic Bancorp., Inc. (MI) ............           132,950         2,193,675
   Republic New York Corp. (NY) ............         1,204,200        50,350,612
   Riggs National Corp. (DC) ...............           360,000         8,685,000
   Seacoast Banking Corp. (Class A) (FL) ...           164,300         4,292,338
   Security Bank Holding Co. (OR) ..........            41,000           366,438
   SierraWest Bancorp. (CA) ................            82,500         2,062,500
   Signal Corp. (OH) .......................            37,696         1,262,816
   Silicon Valley Bancshares* (CA) .........           305,000         6,252,500
   Simmons First National Corp.
     (Class A) (AR) ........................           303,500        13,619,562
   SouthTrust Corp. (AL) ...................         1,671,150        60,996,975
   Southwest Bancorp., Inc. (OK)  ..........            89,000         1,924,625
   Star Banc Corp. (OH) ....................            74,595         5,641,247
   State Financial Services Corp.
     (Class A) (WI) ........................           208,664         3,964,616
   State Street Corp. (MA) .................           341,000        21,269,875
   Sterling Bancshares, Inc. (TX) ..........           347,880         4,957,290
   Summit Bancorp. (NJ) ....................         3,988,725       151,322,255
   Surety Capital Corp.* (TX) ..............            95,000           249,375
   Susquehanna Bancshares, Inc. (PA) .......         1,069,893        24,206,329
   Synovus Financial Corp. (GA) ............           381,800         8,852,988
   TCF Financial Corp. (MN) ................         1,563,666        36,843,880
   Texas Regional Bancshares, Inc.
     (Class A) (TX) ........................           419,000         9,532,250
   TriCo Bancshares (CA) ...................           216,050         5,077,175
   Trustmark Corp. (MS) ....................           326,000         6,255,125
   UnionBanCal Corp. (CA) ..................           759,300        70,235,250
   Union Planters Corp. (TN) ...............         1,982,333        92,054,589
   U.S. Bancorp. (OR) ......................         3,942,331       143,895,081
   U.S.B. Holding Co., Inc. (NY)  ..........            98,000         1,764,000
   USBANCORP., Inc. (PA) ...................           216,500         4,005,250
   UST Corp. (MA) ..........................           340,300         7,869,437
   Vermont Financial Services Corp. (VT) ...           744,672        16,848,204
   Wells Fargo & Co. (CA) ..................           268,466        99,332,420
   Westamerica Bancorp. (CA) ...............           815,600        27,118,700
   West Coast Bancorp. (OR) ................           169,571         3,115,858
   Western Bancorp. (CA) ...................           121,126         3,815,469
   Whitney Holding Corp. (LA) ..............           450,800        16,566,900
   Wilmington Trust Corp. (DE) .............           117,000         6,442,312
   Zions Bancorp. (UT) .....................           987,000        52,372,687
                                                                  --------------
                                                                   2,727,413,768
                                                                  --------------
Thrifts (14.72%)
   Acadiana BancShares, Inc. (LA) ..........            23,000           396,750
   Afsala Bancorp., Inc. (NY) ..............            30,000           472,500
   ALBANK Financial Corp. (NY) .............           143,500         8,771,437
   Alliance Bancorp. (IL) ..................            24,561           469,729
   Ambanc Holding Co., Inc. (NY)  ..........           175,000         2,712,500
   Andover Bancorp., Inc. (MA) .............            45,000         1,406,250
   Astoria Financial Corp. (NY) ............         1,432,992        61,618,656
   Bank Plus Corp.* (CA) ...................           602,144         2,446,210
   Bank United Corp. (Class A) (TX) ........           263,600        10,502,826
   BankUnited Financial Corp.
     (Class A) * (FL) ......................           128,760         1,166,888
   Bay View Capital Corp. (CA) .............           435,000         7,503,750
   Bayonne Bancshares, Inc. (NJ)  ..........            35,000           522,813
   Bedford Bancshares, Inc. (VA)  ..........            40,000           600,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Regional Bank Fund

                                                                        MARKET
ISSUER, DESCRIPTION, STATE                       NUMBER OF SHARES        VALUE
--------------------------                       ----------------        -----
Thrifts (continued)
   BostonFed Bancorp., Inc. (MA)  ..........           330,700        $5,973,269
   Calumet Bancorp., Inc.* (IL) ............           207,000         6,235,875
   Camco Financial Corp. (OH) ..............            31,888           502,236
   Cameron Financial Corp. (MO) ............           107,500         1,652,813
   Catskill Financial Corp. (NY)  ..........           210,000         2,926,875
   CCF Holding Co. (GA) ....................            48,770           826,042
   Charter One Financial, Inc. (OH) ........         3,446,158        94,553,960
   Coastal  Bancorp., Inc. (TX) ............            75,000         1,425,000
   Commercial Federal Corp. (NE)  ..........         2,587,082        58,694,423
   Commonwealth Bancorp., Inc. (PA) ........           146,000         2,080,500
   CSB Financial Group, Inc.* (IL) .........            25,000           243,750
   Dime  Bancorp.,  Inc. (NY) ..............         1,379,500        32,849,344
   Dime Community Bancorp., Inc. (NY) ......           285,000         6,822,187
   Eagle Bancshares, Inc. (GA) .............           104,000         1,898,000
   East Texas Financial Services,
     Inc. (TX) .............................            66,000           746,625
   Elmira Savings Bank (NY) ................            36,697           770,637
   ESB Financial Corp. (PA) ................           141,928         2,324,071
   Fidelity Financial of Ohio, Inc. (OH) ...            55,000           745,938
   First Defiance Financial Corp. (OH) .....           270,700         3,857,475
   First Federal Bancorp.* (MN) ............            84,000         1,197,000
   First Federal Capital Corp. (WI) ........           320,334         4,885,093
   First Financial Holdings, Inc. (SC) .....           175,000         3,368,750
   First Independence Corp. (KS)  ..........            46,500           514,406
   First Keystone Financial, Inc. (PA) .....            28,500           427,500
   First Mutual Bancorp., Inc. (IL) ........           233,000         3,961,000
   First Washington Bancorp., Inc. (WA) ....           121,000         2,662,000
   Flagstar Bancorp., Inc. (MI) ............           180,000         4,320,000
   Flushing Financial Corp. (NY)  ..........           125,000         1,914,063
   FMS Financial Corp. (NJ) ................            72,000           720,000
   Fort Bend Holding Corp. (TX) ............            78,000         1,657,500
   Fort Thomas Financial Corp. (KY) ........            55,000           601,563
   Frankfort First Bancorp., Inc. (KY) .....            72,500         1,114,688
   GA Financial, Inc. (PA) .................           392,500         5,495,000
   Golden State Bancorp., Inc.* (CA) .......         1,311,686        25,167,975
   Golden West Financial Corp. (CA) ........           100,000         9,068,750
   Granite State Bankshares, Inc. (NH) .....           126,600         2,595,300
   Green Street Financial Corp. (NC) .......             5,000            64,375
   GreenPoint Financial Corp. (NY) .........         3,241,500       106,361,719
   Harbor Federal Bancorp., Inc. (MD) ......           106,500         2,183,250
   HF Financial Corp. (SD) .................           195,000         2,730,000
   Highland Bancorp., Inc. (CA) ............            90,500         3,077,000
   HMN Financial, Inc. (MN) ................           165,000         2,206,875
   Home Bancorp of Elgin, Inc. (IL) ........            60,000           847,500
   Home Federal Bancorp. (IN) ..............           335,700         7,888,950
   Industrial Bancorp., Inc. (OH) ..........           140,000         2,660,000
   InterWest Bancorp., Inc. (WA)  ..........           151,500         4,024,219
   ISB Financial Corp. (LA) ................           320,000         7,960,000
   Kankakee Bancorp., Inc. (IL) ............            31,020           763,868
   Kentucky First Bancorp., Inc. (KY) ......            60,000           750,000
   Klamath First Bancorp., Inc. (OR) .......           380,000         6,935,000
   Little Falls Bancorp., Inc. (NJ) ........           120,000         1,807,500
   Logansport Financial Corp. (IN) .........            77,500         1,104,375
   MAF Bancorp., Inc. (IL) .................           669,243        16,396,453
   Marion Capital Holdings, Inc. (IN) ......            12,500           276,563
   MASSBANK Corp. (MA) .....................            77,399         2,825,064
   Medford Bancorp., Inc. (MA) .............           205,000         3,177,500
   Mystic Financial, Inc. (MA) .............           104,500         1,423,813
   New Hampshire Thrift Bancshares,
     Inc. (NH) .............................            40,000           680,000
   North Central Bancshares, Inc. (IA) .....           111,000         1,873,125
   NS & L Bancorp. (MO) ....................            35,000           472,500
   Ocean Financial Corp. (NJ) ..............            70,000         1,015,000
   Pamrapo Bancorp., Inc. (NJ) .............           120,000         2,850,000
   Park Bancorp., Inc.* (IL) ...............            25,000           365,625
   Patriot Bank Corp. (PA) .................           157,500         2,008,125
   PBOC Holdings, Inc.* (CA) ...............           283,500         2,728,688
   Peekskill Financial Corp. (NY) ..........           101,500         1,382,938
   Peoples Heritage Financial Group,
     Inc. (ME) .............................         2,026,088        36,469,584
   Permanent Bancorp., Inc. (IN)  ..........           110,000         1,320,000
   PFF Bancorp., Inc.* (CA) ................           190,000         2,790,625
   Piedmont Bancorp., Inc. (NC) ............            16,000           146,000
   Pittsburgh Home Financial Corp. (PA) ....            70,000           883,750
   Prestige Bancorp., Inc. (PA) ............            94,300         1,284,838
   QCF Bancorp., Inc.* (MN) ................            70,000         1,793,750
   Quaker City Bancorp., Inc.* (CA) ........           109,688         1,645,313
   Richmond County Financial Corp.  (NY) ...            25,000           365,625
   St. Paul Bancorp., Inc. (IL) ............           293,125         6,027,383
   SFS Bancorp., Inc. (NY) .................            79,000         1,738,000
   SIS Bancorp., Inc. (MA) .................           103,000         4,094,250
   Skaneateles Bancorp., Inc. (NY) .........            69,150           959,456
   Sobieski Bancorp., Inc. (IN) ............            40,000           580,000
   South Street Financial Corp. (NC) .......            55,000           457,188
   Southern Banc Co., Inc. (AL) ............            55,500           707,625
   Southern Financial Bancorp., Inc. (VA) ..            64,098         1,554,377
   Southern Missouri Bancorp., Inc. (MO) ...            21,000           349,125
   Sovereign Bancorp., Inc. (PA)  ..........           835,702        10,968,589
   Staten Island Bancorp., Inc. (NY) .......            65,000         1,182,188
   Statewide Financial Corp. (NJ) ..........           160,000         2,480,000
   Sterling Financial Corp.* (WA) ..........           241,877         3,960,736
   Teche Holding Co. (LA) ..................            81,000         1,225,125
   TeleBanc Financial Corp.* (VA) ..........           200,000         3,650,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Regional Bank Fund

                                                                        MARKET
ISSUER, DESCRIPTION, STATE                       NUMBER OF SHARES        VALUE
--------------------------                       ----------------        -----
Thrifts (continued)
   Texarkana First Financial Corp. (AR) ....           124,800        $2,714,400
   TF Financial Corp. (PA) .................            50,000           937,500
   TR Financial Corp. (NY) .................            50,000         1,637,500
   Warwick Community Bancorp., Inc. (NY) ...            65,000           828,750
   Washington Federal, Inc. (WA)  ..........         1,139,968        30,422,896
   Washington Mutual, Inc. (WA) ............         4,376,474       163,844,245
   Webster Financial Corp. (CT) ............           180,000         4,443,750
   WesterFed Financial Corp. (MT) ..........           270,426         4,935,275
   WSFS Financial Corp. (DE) ...............           239,400         4,099,725
   York Financial Corp. (PA) ...............            68,750         1,375,000
                                                                  --------------
                                                                     884,102,510
                                                                  --------------
Other - Financial (2.46%)
   Apartment Investment & Management
     Co. (Class A) .........................           112,500         3,930,469
   Associates First Capital Corp.
     (Class A) .............................           212,000        14,946,000
   Capital One Financial Corp. .............           335,100        34,096,425
   CB Commercial Real Estate Services
     Group, Inc.* ..........................            61,600         1,201,200
   Edwards (A.G.), Inc. ....................           146,750         5,072,047
   Enhance Financial Services Group, Inc. ..           162,400         3,988,950
   Equity Office Properties Trust ..........           164,260         3,942,240
   EVEREN Capital Corp. ....................            60,000         1,222,500
   Fannie Mae ..............................           310,825        22,010,295
   Interstate/Johnson Lane, Inc. ...........            11,500           352,188
   Investors Financial Services Corp. ......            60,000         3,232,500
   ITLA Capital Corp.* .....................           245,600         3,745,400
   Legg Mason, Inc. ........................           115,200         3,060,000
   Morgan Keegan, Inc. .....................            95,700         1,782,413
   Prentiss Properties Trust ...............           131,300         2,708,063
   Prime Retail, Inc. ......................           390,431         3,782,300
   Raymond James Financial, Inc. ...........           172,575         3,958,439
   RB Asset, Inc.* .........................           145,000         1,087,500
   SLM Holding Corp. .......................           754,500        30,227,156
   Temple-Inland, Inc. .....................            71,206         3,457,941
                                                                  --------------
                                                                     147,804,026
                                                                  --------------
Banks - Foreign (0.57%)
   Allied Irish Banks PLC, American
     Depositary Receipts (ADR) (Ireland) ...            37,400         3,246,787
   Popular, Inc. (Puerto Rico) .............         1,023,000        31,073,625
                                                                  --------------
                                                                      34,320,412
                                                                  --------------
WARRANTS (0.17%)
   Golden State Bancorp., Inc. *
     (Litigation) (CA) .....................         1,288,032         6,279,156
   Golden State Bancorp., Inc.* (CA) .......           310,000         3,797,500
                                                                  --------------
                                                                      10,076,656
                                                                  --------------
OTHER (0.00%)
   California Federal Bank, Inc. * (CA)
     Contingent Litigation
     Participation Int......................            10,833          $174,682
   TOTAL COMMON STOCKS, WARRANTS
                       AND OTHER
            (Cost $2,866,813,772) ..........            (92.03%)   5,528,485,259
                                                       -------    --------------
PREFERRED STOCKS
   Chevy Chase Pref. Capital Corp.,
     Ser A, 10.375% (MD) ...................            18,000           904,500
   Chevy Chase Savings, 13.00% (MD) ........            50,000         1,512,500
   Community Bank, Ser B, 13.00% (CA) ......            40,000         1,075,000
   First Preferred Capital I, 9.25% (MO) ...           100,000         2,650,000
   First Source Capital Trust I,
     9.00% (IN) ............................            40,000         1,055,000
   First Source Capital Trust II,
     6.81% ** (IN) .........................            40,000         1,000,000
   First Washington Realty Trust, Ser A,
     9.75% (MD) ............................           113,498         3,277,255
   IFC Capital Trust I, 9.25% (IN) .........           160,000         4,240,000
   Sterling Bancshares Capital Trust I,
     9.28% (TX) ............................            60,000         1,590,000
                                                                  --------------
                     TOTAL PREFERRED STOCKS
                         (Cost $16,134,950)              (0.29%)      17,304,255
                                                       -------    --------------
         TOTAL COMMON AND PREFERRED STOCKS,
                         WARRANTS AND OTHER
                      (Cost $2,882,948,722)             (92.32%)   5,545,789,514
                                                       -------    --------------

                                           INTEREST      PAR VALUE
ISSUER, DESCRIPTION                          RATE      (000s OMITTED)
-------------------                        --------     ------------
BONDS
BFC Capital Trust I,
  Capital Securities, Ser A
  01-15-27 ...............................   9.650%        $1,000      1,075,000
BankUnited Capital Trust,
  Pref Sec., Ser A 12-31-26 ..............  10.250          2,000      2,020,000
General Motors Acceptance Corp.,
  Note 06-15-99 ..........................   8.625          6,000      6,111,000
Imperial Capital Trust I,
  Capital Securities 12-31-26 ............   9.980          1,500      1,526,250
Susquehanna  Bancshares, Inc.,
  Conv Sub Deb 02-01-05 ..................   9.000          2,000      2,341,460
                                                                    ------------
                                         TOTAL BONDS
                                  (Cost $12,624,710)        (0.22%)   13,073,710
                                                           ------   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Regional Bank Fund

                                                INTEREST       PAR VALUE         MARKET
ISSUER, DESCRIPTION                               RATE       (000s OMITTED)       VALUE
-------------------                             --------      ------------       ------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (2.54%)
  Investment in a joint repurchase
    agreement transaction with
    HSBC Securities, Inc. -
    Dated 10-30-98, due 11-02-98
    (Secured by U.S. Treasury Bond,
    7.125%, due 02-15-23 and
    U.S. Treasury Notes, 6.25%,
    due 01-31-02 thru 02-28-02)
   -- Note A ...............................     5.380%        $152,762       $152,762,000
                                                                            --------------
Short-Term Notes (4.82%)
  Associates Corp. of North America,
    due 12-22-98 ...........................     8.350            1,000          1,003,750
  Beneficial Corp.,
    due 11-17-98 ...........................     8.090            8,000          8,094,880
  Beneficial Corp.,
    due 11-30-98 ...........................     8.230            1,080          1,102,432
  Beneficial Corp.,
    due 03-15-99 ...........................     7.950            3,000          3,014,370
  CIT Group Holdings, Inc.,
    due 11-09-98 ...........................     5.875            7,785          7,767,041
  CIT Group Holdings, Inc.,
    due 05-21-99 ...........................     6.375            5,150          5,184,248
  Cooper Industries, Inc.,
    due 11-16-98 ...........................     7.890            2,000          2,001,660
  Deutsche Bank Financial, Inc.,
    due 12-23-98 ...........................     6.375           12,000         12,029,280
  John Deere Capital Corp.,
    due 02-01-99 ...........................     6.000            4,000          3,998,800
  John Deere Capital Corp.,
    due 04-19-99 ...........................     6.680            1,000          1,006,610
  FCC National Bank,
    due 11-04-98 ...........................     6.050            2,400          2,401,824
  Federal Home Loan Bank,
    due 01-29-99 # .........................     4.920           20,000         19,987,400
  Federal Home Loan Bank,
    due 01-29-99 # .........................     5.030           14,000         13,902,000
  Federal Home Loan Bank,
    due 03-02-99 ...........................     5.610           23,700         23,843,622
  Federal Home Loan Bank,
    due 05-14-99 ...........................     5.777            5,810          5,811,162
  Federal National Mortgage
    Association, due 12-10-98 ..............     5.300              550            549,726
  Ford Motor Credit Corp.,
    due 01-15-99 ...........................     5.625            2,000          2,018,840
  General Electric Capital Corp.,
    due 01-26-99 ...........................     8.100            5,000          5,011,700
  Hydro Quebec,
    due 01-25-99 ...........................     7.670            7,900          7,909,875
  IBM Corp.,
    due 12-15-98 ...........................     6.120           50,000         50,110,500
  IBM Credit Corp.,
    due 06-04-99 ...........................     5.600           25,000         25,050,000
  International Lease Finance Corp.,
    due 11-02-98 ...........................     7.740            1,000          1,017,410
  International Lease Finance Corp.,
    due 12-01-98 ...........................     8.290            1,000          1,002,160
  Sears Roebuck Acceptance Corp.,
    due 11-01-98 ...........................     8.450            2,500          2,553,000
  Sears Roebuck Acceptance Corp.,
    due 11-30-98 ...........................     5.600            3,450          3,449,548
  Sears Roebuck Acceptance Corp.,
    due 12-07-98 ...........................     5.820            3,440          3,439,561
  Societe Generale N.A., Inc.,
    due 12-17-98 ...........................     5.850            1,000          1,000,366
  Societe Generale N.A., Inc.,
    due 04-16-99 ...........................     5.760           75,000         75,150,000
                                                                            --------------
                                 TOTAL SHORT-TERM NOTES
                                    (Cost $289,478,148)           (4.82%)      289,411,765
                                                                -------     --------------
Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
    Daily Interest Savings Account
    Current Rate 4.35% .....................                                           459
                                                                            --------------
                           TOTAL SHORT-TERM INVESTMENTS           (7.36%)      442,174,224
                                                                -------     --------------
                                      TOTAL INVESTMENTS          (99.90%)    6,001,037,448
                                                                -------     --------------
                      OTHER ASSETS AND LIABILITIES, NET           (0.10%)        6,144,823
                                                                -------     --------------
                                        TOTAL NETASSETS         (100.00%)   $6,007,182,271
                                                                =======     ==============

 * Non-income producing security.

** Variable rate, rate shown as of October 31, 1998.

 # Call date.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - Regional Bank Fund

NOTE A -
ACCOUNTING POLICIES

John Hancock Investment Trust II (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of two series portfolios: John Hancock Regional Bank Fund (the "Fund") and John Hancock Financial Industries Fund. The other series of the Trust is reported in separate financial statements. The investment objective of the Fund is to achieve long-term capital appreciation from a portfolio of equity securities of regional banks and lending institutions. The Fund had suspended sales to new investors since March 12, 1997. The Board of Trustees voted to re-open the Fund to new investors effective November 4, 1998.

   The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. Effective December 8, 1998, the Board of Trustees have authorized the issuance of Class C shares in 1999. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

   Significant policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt instruments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable,

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - Regional Bank Fund

taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $800 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at rates ranging from 0.070% to 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating funds. The Fund had no borrowing activity for the year ended October 31, 1998.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.80% of the first $500,000,000 of the Fund's average daily net asset value and (b) 0.75% of the Fund's average daily net asset value in excess of $500,000,000.

   John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser, acts as a distributor for shares of the Fund. For the year ended October 31, 1998, JH Funds received net sales charges of $3,839,591 with regard to sales of Class A shares. Out of this amount, $622,699 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $2,828,095 was paid as sales commissions to unrelated broker-dealers and $388,797 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors.

   Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribu-

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - Regional Bank Fund

tion related services to the Fund in connection with the sale of Class B shares. For the year ended October 31, 1998, the contingent deferred sales charges received by JH Funds amounted to $12,913,376.

   In addition, to reimburse JH Funds for the services it provides as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets, to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

   The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

   The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

   Mr. Edward J. Boudreau, Jr. , Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser, and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At October 31, 1998, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $6,122.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other then obligations of the U.S. government and its agencies and short-term securities, during the year ended October 31, 1998, aggregated $296,915,213 and $808,718,782, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended October 31, 1998.

   The cost of investments owned at October 31, 1998 (including the short-term investments) for federal income tax purposes was $3,338,868,039. Gross unrealized appreciation and depreciation of investments aggregated $2,683,306,843 and $21,137,893, respectively, resulting in net unrealized appreciation of $2,662,168,950.

NOTE D -
RECLASSIFICATION OF ACCOUNTS

During the year ended October 31, 1998, the Fund has reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $26,820,684, a decrease in undistributed net investment income of $512,388 and an increase in capital paid-in of $27,333,072. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1998. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of real estate investment trusts in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles, and the Fund's use of the tax accounting practice known as equalization. The calculation of net investment income per share in the financial highlights excludes these adjustments.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - Regional Bank Fund

NOTE E -
TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS

Affiliated issuers, as defined by the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer.

A summary of the Fund's transactions in the securities of these issuers during the year ended October 31, 1998 is set forth below.

                                                                           ACQUISITIONS              DISPOSITIONS
                                                       BEGINNING     --------------------------------------------------
                                                         SHARE          SHARE                      SHARE
AFFILIATE                                               AMOUNT         AMOUNT        COST         AMOUNT         COST
---------                                            ------------------------------------------------------------------
BancFirst Corp. (OK)                                    345,600            --       $    --         5,000      $161,406
Banknorth Group, Inc. (VT)                              416,500        30,000       946,138        56,500     1,272,125
Bay View Capital Corp. (CA)                             757,400            --            --       322,400     6,733,044
BostonFed Bancorp., Inc. (MA)                           325,700         5,000        90,975            --            --
CCF Holding Co. (GA)                                     44,700            --            --           400         4,182
California Community Bancshares (CA)                     60,020            --            --            --            --
Calumet Bancorp, Inc. (IL)                              138,000            --            --            --            --
Commercial Bankshares, Inc. (FL)                        171,950            --            --            --            --
Commercial Federal Corp. (NE)                         1,297,200       663,983     9,266,310        22,500       768,151
Community Bank, Ser B, 13.00% (CA)                       40,000            --            --            --            --
Elmira Savings Bank (NY)                                 34,950            --            --            --            --
FNB Rochester Corp. (NY)                                225,337            --            --        27,500       409,637
First Federal Bancorp. (MN)                              56,000            --            --            --            --
First Independence Corp. (KS)                            71,000            --            --        24,500       145,469
First Mutual Bancorp., Inc. (IL)                        238,000            --            --         5,000        78,750
First Source Capital Trust II, 6.81% (IN)                40,000            --            --            --            --
GA Financial, Inc. (PA)                                 420,000            --            --        27,500       316,275
HF Financial Corp. (SD)                                 150,000            --            --        30,000       218,750
Harbor Federal Bancorp., Inc. (MD)                      115,000            --            --        20,000       315,909
Home Federal Bancorp. (IN)                              223,800        20,000       625,000        20,000       515,833
IFC Capital Trust I,  9.25% (IN)                        160,000            --            --            --            --
ISB Financial Corp. (LA)                                350,000            --            --        30,000       609,542
Independent Bank Corp. (MA)                             974,000        65,000     1,186,250       214,000     2,836,063
Interchange Financial Services Corp. (NJ)               210,750         5,000       117,850            --            --
Kentucky First Bancorp., Inc. (KY)                       65,000            --            --         5,000        63,358
Landmark Bancshares, Inc. (KS)                          100,000            --            --       100,000     1,043,125
Logansport Financial Corp. (IN)                         117,500            --            --        40,000       485,000
MFB Corp. (IN)                                           90,000            --            --        90,000     1,030,938
Mississippi View Holding Co. (MN)                        70,000            --            --        70,000       787,500
Northeast Indiana Bancorp., Inc. (IN)                    94,500            --            --        94,500     1,194,438
NS & L Bancorp. (MO)                                     35,000            --            --            --            --
Prestige Bancorp Inc. (PA)                               82,000            --            --            --            --

                                                       ENDING
                                                        SHARE             REALIZED       DIVIDEND      ENDING
AFFILIATE                                               AMOUNT           GAIN (LOSS)      INCOME        VALUE
---------                                           -----------------------------------------------------------
BancFirst Corp. (OK)                                   340,600             $63,586       $165,288   $12,900,225
Banknorth Group, Inc. (VT)                             800,000(2)          983,787        506,865    25,500,000
Bay View Capital Corp. (CA)                            435,000(1)         (685,026)       285,960            --
BostonFed Bancorp., Inc. (MA)                          330,700                  --        110,738     5,973,269
CCF Holding Co. (GA)                                    48,770(3)            2,618         37,012       826,042
California Community Bancshares (CA)                        --(1,4)             --             --            --
Calumet Bancorp, Inc. (IL)                             207,000(5)               --             --     6,235,875
Commercial Bankshares, Inc. (FL)                       180,547(6)               --         72,219     4,107,444
Commercial Federal Corp. (NE)                        2,587,082(1,7)       (225,554)       470,831            --
Community Bank, Ser B, 13.00% (CA)                      40,000                  --        130,000     1,075,000
Elmira Savings Bank (NY)                                36,697(8)               --         23,207       770,637
FNB Rochester Corp. (NY)                               197,837              90,096        149,181     3,400,323
First Federal Bancorp. (MN)                             84,000(9)               --             --     1,197,000
First Independence Corp. (KS)                           46,500(1)          215,894         14,900            --
First Mutual Bancorp., Inc. (IL)                       233,000              48,746         74,560     3,961,000
First Source Capital Trust II, 6.81% (IN)               40,000                  --         34,997     1,000,000
GA Financial, Inc. (PA)                                392,500             162,409        215,400     5,495,000
HF Financial Corp. (SD)                                195,000(1,10)       439,728         66,600            --
Harbor Federal Bancorp., Inc. (MD)                     106,500(11)          49,079         57,545     2,183,250
Home Federal Bancorp. (IN)                             335,700(12)          16,986        132,084     7,888,950
IFC Capital Trust I,  9.25% (IN)                       160,000                  --        369,992     4,240,000
ISB Financial Corp. (LA)                               320,000(1)           85,480        188,650     7,960,000
Independent Bank Corp. (MA)                            825,000             688,007        376,460    12,890,625
Interchange Financial Services Corp. (NJ)              323,625(13)              --        126,214     5,238,680
Kentucky First Bancorp., Inc. (KY)                      60,000              10,752         31,250       750,000
Landmark Bancshares, Inc. (KS)                              --           1,266,673             --            --
Logansport Financial Corp. (IN)                         77,500             109,980         47,150     1,104,375
MFB Corp. (IN)                                              --             955,246             --            --
Mississippi View Holding Co. (MN)                           --             685,558             --            --
Northeast Indiana Bancorp., Inc. (IN)                       --             774,559             --            --
NS & L Bancorp. (MO)                                    35,000                  --         21,875       472,500
Prestige Bancorp Inc. (PA)                              94,300(14)              --         15,375     1,284,838

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - Regional Bank Fund

                                                                ACQUISITIONS              DISPOSITIONS
                                            BEGINNING     --------------------------------------------------
                                              SHARE          SHARE                      SHARE
AFFILIATE                                    AMOUNT         AMOUNT        COST         AMOUNT         COST
---------                                  -----------------------------------------------------------------
Primary Bank (NH)                           110,250            --        $   --            --        $   --
QCF Bancorp, Inc. (MN)                       70,000            --            --            --            --
SFS Bancorp., Inc. (NY)                      74,000         5,000       105,625            --            --
Simmons First National Corp.
  (Class A)(AR)                             303,500            --            --            --            --
Sobieski Bancorp., Inc. (IN)                 40,000            --            --            --            --
State Financial Services Corp.
  (Class A) (WI)                            187,220            --            --        15,000       273,575
Sterling Bancshares Capital Trust I,
  9.28% (TX)                                 60,000            --            --        17,501        72,227
Tappan Zee Financial, Inc. (NY)              87,500            --            --        87,500     1,135,156
Texarkana First Financial Corp. (AR)        124,800            --            --            --            --
Vectra Banking Corporation (CO)             292,150            --            --       292,150     3,226,213
Vermont Financial Services Corp. (VT)       779,672            --            --        35,000       625,873
WesterFed Financial Corp. (MT)              287,426            --            --        17,000       361,250
                                                                    -----------                 -----------
                                                                    $12,338,148                 $24,683,789
                                                                    ===========                 ===========

                                         ENDING
                                         SHARE             REALIZED       DIVIDEND      ENDING
AFFILIATE                                AMOUNT           GAIN (LOSS)      INCOME        VALUE
---------                                ------------------------------------------------------
Primary Bank (NH)                             --(1,15)      $   --         $   --        $   --
QCF Bancorp, Inc. (MN)                    70,000                --             --     1,793,750
SFS Bancorp., Inc. (NY)                   79,000                --         24,080     1,738,000
Simmons First National Corp.
  (Class A)(AR)                          303,500                --        188,170    13,619,562
Sobieski Bancorp., Inc. (IN)              40,000                --         12,800       580,000
State Financial Services Corp.
  (Class A) (WI)                         208,664(16)        56,914        100,885     3,964,616
Sterling Bancshares Capital Trust I,
  9.28% (TX)                              60,000           223,083        139,200     1,590,000
Tappan Zee Financial, Inc. (NY)               --(1)             --             --            --
Texarkana First Financial Corp. (AR)     124,800                --         72,384     2,714,400
Vectra Banking Corporation (CO)               --(1,17)          --             --            --
Vermont Financial Services Corp. (VT)    744,672           262,222        489,640    16,848,204
WesterFed Financial Corp. (MT)           270,426(1)        (51,007)       155,210            --
                                                        ----------     ----------  ------------
                                                        $6,229,816     $4,906,722  $159,303,565
                                                        ==========     ==========  ============

(1) As of October 31, 1998, no longer an affiliated issuer.

(2) Reflects two-for-one stock split as of April 7, 1998.

(3) Reflects 10% stock dividend payments as of December 30, 1997.

(4) Acquired by SierraWest Bancorp. effective April 16, 1998.

(5) Reflects three-for-two stock split as of November 18, 1997.

(6) Reflects 5% stock dividend payment as of December 8, 1997.

(7) Reflects three-for-two stock split as of December 16, 1997.

(8) Reflects 5% stock dividend payment as of December 11, 1997.

(9) Reflects three-for-two stock split as of December 19, 1997.

(10) Reflects three-for-two stock split as of June 1, 1998.

(11) Reflects 10% stock dividend payment as of July 29, 1998.

(12) Reflects three-for-two stock split as of November 25, 1997.

(13) Reflects three-for-two stock split as of April 20, 1998.

(14) Reflects 15% stock dividend payment as of May 29, 1998.

(15) Acquired by Granite State Bankshares effective November 3, 1997.

(16) Reflects six-for-five stock split as of February 11, 1998.

(17) Acquired by Zions Bancorp. effective January 7, 1998.

================================================================================

                     John Hancock Funds - Regional Bank Fund

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of John Hancock Regional Bank Fund and the Trustees of John Hancock Investment Trust II

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Regional Bank Fund (the "Fund") (a series of John Hancock Investment Trust II) at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and the significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
December 11, 1998

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended October 31, 1998.

   The Fund designated distributions to shareholders of $30,669,804 as capital gain dividends.

   With respect to the dividends paid by the Fund for the fiscal year ended October 31, 1998, 100.00% of the dividends qualify for the corporate dividends received deduction.

   Shareholders will be mailed a 1998 U.S. Treasury Department Form 1099-DIV in January 1999. This will reflect the total of all distributions that are taxable for the calendar year 1998.

================================================================================

                                                              ----------------
[LOGO] JOHN HANCOCK FUNDS                                         Bulk Rate
       A Global Investment Management Firm                      U.S. Postage
                                                                    PAID
101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603                    Randolph, MA
1-800-225-5291  1-800-554-6713 (TDD)                            Permit No. 75
INTERNET: www.jhancock.com/funds                              ----------------

--------------------------------------------------------------------------------
   This report is for the information of shareholders of the John Hancock Regional Bank Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[RECYCLE LOGO] Printed on Recycled Paper                             0100A 10/98
                                                                           12/98

[A 1/2" x 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads "A Global Investment Management Firm." A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]